                                                                   EXHIBIT 10.17


                                                                  EXECUTION COPY


================================================================================

                                CREDIT AGREEMENT

                                   DATED AS OF

                               NOVEMBER 14, 2002,

                                      AMONG

                                 T-NETIX, INC.,

                            THE LENDERS PARTY HERETO,

                                       AND

                              JPMORGAN CHASE BANK,

                              AS COLLATERAL AGENT,

                           ---------------------------

                           J.P. MORGAN SECURITIES INC.

                               AS PLACEMENT AGENT

                      GENERAL ELECTRIC CAPITAL CORPORATION

                             AS DOCUMENTATION AGENT


================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page
ARTICLE I. Definitions............................................................................................1

   Section 1.01.     Defined Terms................................................................................1
   Section 1.02.     Classification of Loans and Borrowings......................................................27
   Section 1.03.     Terms Generally.............................................................................27
   Section 1.04.     Accounting Terms; GAAP......................................................................28

ARTICLE II. The Credits..........................................................................................28

   Section 2.01.     Commitments.................................................................................28
   Section 2.02.     Loans and Borrowings........................................................................28
   Section 2.03.     Requests for Borrowings.....................................................................29
   Section 2.04.     Funding of Borrowings.......................................................................30
   Section 2.05.     Interest Elections..........................................................................30
   Section 2.06.     Termination and Reduction of Commitments....................................................31
   Section 2.07.     Repayment of Loans; Evidence of Debt........................................................32
   Section 2.08.     Amortization of Term Loans..................................................................32
   Section 2.09.     Prepayment of Loans.........................................................................33
   Section 2.10.     Fees........................................................................................35
   Section 2.11.     Interest....................................................................................35
   Section 2.12.     Alternate Rate of Interest..................................................................36
   Section 2.13.     Increased Costs.............................................................................36
   Section 2.14.     Break Funding Payments......................................................................37
   Section 2.15.     Taxes.......................................................................................38
   Section 2.16.     Payments Generally; Pro Rata Treatment; Sharing of Set-offs.................................39

ARTICLE III. Representations and Warranties......................................................................40

   Section 3.01.     Organization; Powers........................................................................40
   Section 3.02.     Authorization; Enforceability...............................................................40
   Section 3.03.     Governmental Approvals; No Conflicts........................................................40
   Section 3.04.     Financial Condition; No Material Adverse Change.............................................41
   Section 3.05.     Properties..................................................................................42
   Section 3.06.     Litigation and Environmental Matters........................................................42
   Section 3.07.     Compliance with Laws and Agreements.........................................................43
   Section 3.08.     Investment and Holding Company Status.......................................................43
   Section 3.09.     Taxes.......................................................................................43
   Section 3.10.     ERISA.......................................................................................43
   Section 3.11.     Disclosure..................................................................................44
   Section 3.12.     Subsidiaries................................................................................44
   Section 3.13.     Insurance...................................................................................44
   Section 3.14.     Labor Matters...............................................................................44
   Section 3.15.     Solvency....................................................................................44
   Section 3.16.     Senior Indebtedness.........................................................................45
   Section 3.17.     Regulatory Authorizations; Permits..........................................................45

   Section 3.18.     Agreements and Other Documents..............................................................45
   Section 3.19.     No Restrictions.............................................................................45
   Section 3.20.     Deposit Accounts............................................................................46
   Section 3.21.     No Regulatory Event.........................................................................46
   Section 3.22.     Trade Relations.............................................................................46
   Section 3.23.     Material Agreements.........................................................................46
   Section 3.24.     Colorado Subsidiaries.......................................................................46

ARTICLE IV. Conditions...........................................................................................46

   Section 4.01.     Effective Date..............................................................................46
   Section 4.02.     Each Credit Event...........................................................................49

ARTICLE V. Affirmative Covenants.................................................................................49

   Section 5.01.     Financial Statements and Other Information..................................................49
   Section 5.02.     Notices of Material Events..................................................................51
   Section 5.03.     Information Regarding Collateral............................................................52
   Section 5.04.     Existence; Conduct of Business..............................................................52
   Section 5.05.     Payment of Obligations......................................................................53
   Section 5.06.     Maintenance of Properties...................................................................53
   Section 5.07.     Insurance...................................................................................53
   Section 5.08.     Casualty and Condemnation...................................................................53
   Section 5.09.     Books and Records; Inspection and Audit Rights..............................................53
   Section 5.10.     Compliance with Laws........................................................................54
   Section 5.11.     Use of Proceeds.............................................................................54
   Section 5.12.     Additional Subsidiaries.....................................................................54
   Section 5.13.     Further Assurances..........................................................................54
   Section 5.14.     Deposit Accounts............................................................................55
   Section 5.15.     Federal and Other Governmental Contracts....................................................55
   Section 5.16.     Government Authorizations; Regulatory Authorizations, Etc...................................55
   Section 5.17.     Site Leases.................................................................................56
   Section 5.18.     Landlord Consents...........................................................................56
   Section 5.19.     Upgrade of Equipment........................................................................56
   Section 5.20.     Environmental Laws..........................................................................56
   Section 5.21.     Post Closing Matters........................................................................57

ARTICLE VI. Negative Covenants...................................................................................57

   Section 6.01.     Financial Covenants.........................................................................57
   Section 6.02.     Indebtedness; Sales or Issuances of Equity Securities.......................................58
   Section 6.03.     Liens.......................................................................................58
   Section 6.04.     Fundamental Changes.........................................................................59
   Section 6.05.     Investments, Loans, Advances, Guarantees and Acquisitions...................................59
   Section 6.06.     Asset Sales.................................................................................61
   Section 6.07.     Sale and Leaseback Transactions.............................................................61
   Section 6.08.     Hedging Agreements..........................................................................61
   Section 6.09.     Restricted Payments; Certain Payments of Indebtedness.......................................62
   Section 6.10.     Transactions with Affiliates................................................................62
   Section 6.11.     Restrictive Agreements......................................................................63

   Section 6.12.     Amendment of Material Documents.............................................................63
   Section 6.13.     Committed Revolving Facility................................................................63
   Section 6.14.     Fiscal Year.................................................................................63
   Section 6.15.     Accounting Changes..........................................................................63

ARTICLE VII. Events of Default...................................................................................64


ARTICLE VIII. The Collateral Agent...............................................................................67


ARTICLE IX. Miscellaneous........................................................................................69

   Section 9.01.     Notices.....................................................................................69
   Section 9.02.     Waivers; Amendments.........................................................................70
   Section 9.03.     Expenses; Indemnity; Damage Waiver..........................................................71
   Section 9.04.     Successors and Assigns......................................................................72
   Section 9.05.     Survival....................................................................................74
   Section 9.06.     Counterparts; Integration; Effectiveness....................................................74
   Section 9.07.     Severability................................................................................75
   Section 9.08.     Right of Setoff.............................................................................75
   Section 9.09.     Governing Law; Jurisdiction; Consent to Service of Process..................................75
   Section 9.10.     WAIVER OF JURY TRIAL........................................................................76
   Section 9.11.     Headings....................................................................................76
   Section 9.12.     Interest Rate Limitation....................................................................76

Exhibits

A            Form of Borrowing Request
B            Form of Interest Election Request
C-1          Form of Revolving Note
C-2          Form of Term Note
D            Form of Assignment and Acceptance
E-1          Form of Opinion of Haynes and Boone, LLP
E-2          Form of Opinion of Regulatory Counsel
F            Form of Collateral Agreement
G            Form of Perfection Certificate
H            Form of Borrowing Base Certificate
I            Form of Intercreditor Agreement

Schedules

2.01         Commitments
3.03         Governmental Approvals
3.04         Changes in Financial Condition, Etc.
3.09         Taxes
3.12         Subsidiaries
3.13         Insurance
3.17         Material Regulatory Authorizations and Permits
3.18         Specified Agreements and Other Documents
3.19         Agreements that Restrict Indebtedness
3.23         Material Agreements
5.21         Post Closing Matters
6.03         Liens
6.05(b)      Existing Investments
6.05(g)      Description of Revcom Acquisition
6.10         Permitted Affiliate Transactions
6.11         Restrictive Agreements
9.01         Lender Information

         CREDIT AGREEMENT dated as of November 14, 2002, among T-NETIX, INC., the LENDERS party hereto, and JPMORGAN CHASE BANK, as Collateral Agent.


         The parties hereto agree as follows:

                                   ARTICLE I.

                                  Definitions

         Section 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

         "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

         "Accounts Receivable" means and includes all of the Borrower's and its Subsidiaries' now owned or hereafter acquired or arising accounts (as defined in the UCC), including any rights to payment for the sale or lease of goods or rendition of services, whether or not such rights have been earned by performance.

         "Acquisition" means any transaction or series of related transactions, consummated on or after the Effective Date, by which the Borrower directly, or indirectly through one or more Subsidiaries, (a) acquires all or any portion of any going business, division thereof or line of business, or all or a material portion of the assets, of any Person, whether through purchase of assets, merger or otherwise, or (b) acquires securities or other ownership interests of any Person having at least a majority of combined voting power of the then outstanding securities or other ownership interests of such Person.

         "ACT Acquisition Indebtedness" means Indebtedness of the Borrower in a principal amount not exceeding $300,000, together with accrued interest thereon, pursuant to that certain Promissory Note dated as of June 28, 2002 made by the Borrower in favor of ClearMediaOne, Inc., and ACT Telecom, Inc.

         "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

         "Affiliate" means, with respect to a specified Person, another Person that (a) directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified, (b) directly or indirectly owns or holds ten percent (10%) or more of any Equity Interests in such Person or (c) ten percent (10%) or more of whose Equity Interests is directly or indirectly owned or held by such Person. Notwithstanding the foregoing, for purposes of this Agreement each of the Executive Managers and the Responsible Officers of Borrower and their respective Affiliates shall each be deemed to be an Affiliate of the Borrower.

         "Agreement" means this Credit Agreement as amended, amended and restated, supplemented or otherwise modified from time to time.

         "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

         "Applicable Rate" means, for any day (a) with respect to any Term Loan that is an ABR Loan, 4.00% per annum, (b) with respect to any Term Loan that is a Eurodollar Loan, 6.00% per annum, (c) with respect to any Revolving Loan that is an ABR Loan, 3.50% per annum, and (d) with respect to any Revolving Loan that is a Eurodollar Loan, 5.50% per annum.

         "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Collateral Agent, in the form of Exhibit D or any other form approved by the Collateral Agent.

         "Availability" means on any day, the applicable amount set forth at the appropriate intersection in the table set forth below based on the Leverage Ratio on such day.

                      EFFECTIVE DATE                                              JULY 1, 2003,
                   THROUGH AND INCLUDING                                          AND THEREAFTER
                       JUNE 30, 2003
============================================================  =====================================================
        LEVERAGE RATIO               AMOUNT AVAILABLE              LEVERAGE RATIO              AMOUNT AVAILABLE
-------------------------------  ---------------------------  -----------------------  ----------------------------
       < or = to 1.75 to 1.00           $8,000,000                 < or = to 1.25 to 1.00         $8,000,000

        > 1.75 to 1.00                  $5,000,000                 > 1.25 to 1.00                 $5,000,000


         "Billing Agent" means any Person with whom the Borrower has a contract pursuant to which such Person provides Billing and Collection Services to the Borrower.

         "Billing and Collection Services" means the processing, billing and collection of Accounts Receivable from Direct Services Transactions.

         "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

         "Borrower" means T-NETIX, Inc., a Delaware corporation.

         "Borrowing" means Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

         "Borrowing Base" means, at any time (subject to adjustment as provided in Section 5.09 (b)), an amount equal to the sum of (a) 85% of Eligible Accounts Receivable from transactions other than Direct Service Transactions, plus (b) 75% of Estimated Eligible Accounts Receivable from transactions other than Direct Service Transactions, plus (c) 50% of Eligible Accounts

Receivable from Direct Service Transactions; plus (d) 50% of Eligible Post-Petition Receivables from transactions other than Direct Service Transactions; provided, that, the Borrowing Base shall not include the amounts that would otherwise be included pursuant to the foregoing clauses (c) and (d) if Consolidated Net Income is less than zero in each of two or more consecutive fiscal quarters of the Borrower ending after the Effective Date. The Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Collateral Agent, absent any error in such Borrowing Base Certificate.

         "Borrowing Base Certificate" means a certificate in the form of Exhibit H or any other form approved by the Collateral Agent, together with all attachments contemplated thereby.

         "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03 in the form attached hereto as Exhibit A.

         "Business" means the business of providing inmate calling platform and related services to correctional facilities as conducted by the Borrower and its Subsidiaries immediately prior to the Effective Date and activities reasonably related thereto.

         "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

         "Capital Expenditures" means, for any period (a) the additions to property, plant and equipment, software and other capital expenditures of the Borrower and its Subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP, (b) Capital Lease Obligations incurred by the Borrower and its consolidated Subsidiaries during such period, (c) expenditures pursuant to clause (h) of Section 6.05, and (d) Investments permitted pursuant to clause (i) of Section 6.05.

         "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

         "Carney Loan Agreement" means that certain Subordinated Loan Agreement dated as of April 4, 2000, between the Borrower and Daniel M. Carney, as amended.

         "Change in Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof), other than an Affiliate, of Equity Interests representing more than 20% of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Equity Interests in the Borrower; (b) the board of directors of the Borrower shall not consist of Continuing Directors or (c) the acquisition of direct or indirect Control of the Borrower by any Person or group other than any one or more Affiliate, (d) the directors of the Borrower and their Permitted Transferees, singularly, or collectively, no longer own beneficially and of record 66% or more of the outstanding shares of common stock of the Borrower (on a fully diluted basis), held by all such directors as of March 29, 2002, as reported in the Borrower's proxy statement dated April 25, 2002; and
(e) the Executive Managers and their Permitted Transferees, singularly or collectively, no longer own beneficially and of record 80% or more of the outstanding shares of common stock of the Borrower (on a fully diluted basis) held by all such Executive Managers as of as of March 29, 2002, as reported in the Borrower's proxy statement dated April 25, 2002.

         "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

         "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans or Term Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment or Term Commitment.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" means any and all "Collateral", as defined in any applicable Security Document.

         "Collateral Agent" means JPMorgan Chase Bank, in its capacity as collateral agent for the Lenders hereunder, together with its successors and assigns in such capacity.

         "Collateral Agreement" means the Guarantee and Collateral Agreement among the Borrower, the Subsidiary Loan Parties and the Collateral Agent, substantially in the form of Exhibit F.

         "Colorado Subsidiaries" means SpeakEZ, Inc., T-NETIX Monitoring Corporation and T-NETIX Internet Services, Inc.

         "Commercial Tort Claim" has the meaning assigned to it by the UCC.

         "Committed Revolving Facility" means (a) Revolving Commitments under this Agreement in an amount not less than $5,000,000, or (b) a revolving credit facility with the following terms and conditions: (i) such revolving credit facility must have aggregate commitments of not less than $3,000,000; (ii) if such revolving credit facility has aggregate commitments of less than $8,000,000, such revolving credit facility must have minimum excess availability of not less than $1,000,000 on such facility's effective date; and (iii) such revolving credit facility must otherwise be on terms and conditions satisfactory to Required Term Lenders.

         "Commitment" means a Revolving Commitment or Term Commitment, or any combination thereof (as the context requires).

         "Communications Law" means (a) the Communications Act of 1934, as amended by the Telecommunications Act of 1996, any successor federal statute and the rules and regulations of the FCC thereunder and (b) any state law governing the provision of telecommunications services and the rules and regulations of any PUC, all as the same may be in effect from time to time.

         "Consolidated Cash Interest Expense" means, with respect to any period, the Consolidated Interest Expense of the Borrower and its Subsidiaries for such period, but excluding to the extent otherwise included therein, (a) interest expense to the extent not paid in cash (e.g., interest or dividends on securities paid in additional securities, imputed interest, amortization of original issue discount and/or by an addition to the accreted value thereof),
(b) amortization of discount, and (c) deferred financing costs.

         "Consolidated Interest Expense" means, with respect to any period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Borrower and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Borrower and its Subsidiaries in accordance with GAAP): (a) all interest in respect of Indebtedness of the Borrower and its Subsidiaries (including imputed interest on Capital Lease Obligations) deducted in determining Consolidated Net Income for such period, together with all interest capitalized or deferred during such period and not deducted in determining Consolidated Net Income for such period, as such amounts may be increased or decreased by the net income (or loss) from Interest Rate Protection Agreements for such period, (b) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period; and (c) all commitment fees and other ongoing fees in respect of Indebtedness (including the commitment fees provided for under this Agreement) paid, accrued or capitalized during such period.

         "Consolidated Net Income" means, with reference to any period, the net income (or loss) of the Borrower and its Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Borrower and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Borrower and its Subsidiaries in accordance with GAAP, provided that there shall be excluded:

                  (a) the income (or loss) of any other Person (other than a consolidated Subsidiary) in which the Borrower or any Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Borrower or such Subsidiary in the form of cash dividends or similar cash distributions;

                  (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into and consolidated with the Borrower or any Subsidiary, and the income (or loss) of any Person substantially all of the assets of which have been acquired in any manner, realized by such Person prior to the date of acquisition;

                  (c) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of its charter, certificate of incorporation or formation or other constituent document or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary;

                  (d) the aggregate net gain (but not any aggregate net loss) during such period arising from the sale, conversion, exchange, or other disposition of capital assets (such term to include, without limitation, (i) all non-current assets and, without duplication, (ii) the following, whether or not current: all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all Equity Interests); and

                  (e) any income earned from the Borrower's Internet Services Division or any other discontinued operations.

         "Consolidated Net Worth" means, at any time,

                  (a) the sum of (i) the par value (or value stated on the books of the corporation) of the Equity Interests (but excluding treasury stock and Equity Interests subscribed and unissued) of the Borrower and its Subsidiaries plus (ii) the amount of the paid-in capital and retained earnings of the Borrower and its Subsidiaries, in each case as such amounts would be shown on a consolidated balance sheet of the Borrower and its Subsidiaries as of such time prepared in accordance with GAAP, minus

                  (b) to the extent included in clause (a), all amounts properly attributable to minority interests, if any, in the Equity Interests and surplus of Subsidiaries.

         "Consolidated Tangible Assets" means, as of any date of determination, all consolidated assets which would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and its Subsidiaries excluding goodwill and other intangible assets.

         "Continuing Directors" means any Persons who were directors of the Borrower on the Effective Date, and any other Persons subsequently elected as a replacement for such Persons, or newly elected director if, in each case, such other director's nomination for election to the board of directors of the Borrower is recommended or supported by a majority of the then Continuing Directors.

         "Contracts" means all existing and future instruments, chattel paper, documents, contracts, agreements, licenses, grants and rights, now or hereafter entered into or acquired by any Borrower or its Subsidiaries, as modified, replaced or supplemented from time to time, including all System Agreements, agreements providing for the purchase of Telecommunications Equipment, purchase and supply agreements, and related warranty rights, operating agreements and insurance policies.

         "Contractual Obligation" means as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument or arrangement (whether in writing or otherwise) to which such Person is a party or by which it or any of such Person's property is bound or subject.

         "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

         "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

         "Default Rate" means a rate of interest per annum equal to (a) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in Section 2.11(a) or (b), as applicable, or (b) in the case of any other amount, 2% plus the rate applicable to ABR Term Loans as provided in Section 2.11(a).

         "Deposit Obligations" means all obligations, indebtedness, and liabilities of any Loan Party to any Lender or any Affiliate of any Lender arising pursuant to any deposit, lock box or cash management arrangements entered into by any Lender or any Affiliate of any Lender with any Loan Party, whether now existing or hereafter arising, whether direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligation, indebtedness, and liabilities of any Loan Party, to repay any credit extended in connection with such arrangements, interest thereon, and all fees, costs, and expenses (including attorneys' fees and expenses) provided for in the documentation executed in connection therewith (including, without limitation, any and all interest, fees and other amounts accrued, accruing or otherwise applicable under any such documentation during the pendency of any bankruptcy or similar insolvency proceeding, irrespective of whether or to what extent such interest, fees and other amounts accrue or are allowed or allowable as claims in any such proceeding).

         "Direct Service Transactions" means the provision of telecommunications services by the Borrower or any Subsidiary directly to private residential customer accounts.

         "Disqualified Equity Interest" means any Equity Interest which, by its terms (or by the terms of any security into which it is convertible or for which it may be exchanged), at the option of the holder thereof or upon the happening of any event, matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, or is redeemable, at the option of the holder thereof, in whole or in part.

         "dollars" or "$" refers to lawful money of the United States of America.

         "EBITDA" means, in respect of any period, Consolidated Net Income for such period, plus, to the extent deducted in the determination of Consolidated Net Income for such period and without duplication, Consolidated Interest Expense, depreciation, amortization, income taxes, and extraordinary losses, and minus, to the extent deducted in the determination of Consolidated Net Income for such period and without duplication, extraordinary gains. For avoidance of doubt, all terms of an accounting or financial nature used in this definition shall be construed in accordance with GAAP pursuant to Section 1.04 of this Agreement.

         "Effective Date" means the date on which the conditions specified in
Section 4.01 are satisfied (or waived in accordance with Section 9.02).

         "Eligible Accounts Receivable" means all Accounts Receivable other than Accounts Receivable:

                  (a) in the case of Accounts Receivable from transactions other than Direct Service Transactions, with respect to which more than 120 days have elapsed since the date of the original invoice, and, in the case of Accounts Receivable from Direct Service Transactions, with respect to which more than 60 days have elapsed since the date of the original invoice to the applicable end user and, in either case, with respect to which an invoice has been presented to the applicable account debtor or, in the case of the Direct Service Transactions, to the applicable Billing Agent, prior to such date;

                  (b) with respect to which any of the representations, warranties, covenants, and agreements contained in this Agreement or any Security Document are incorrect or have been breached in any material respect;

                  (c) with respect to which, in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason for such Account Receivable (or any other Account Receivable due from such account debtor);

                  (d) which represents a progress billing (as hereinafter defined) or as to which the Borrower or any of its Subsidiaries has extended the time for payment without the consent of the Collateral Agent; for the purposes hereof, "progress billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the account debtor's obligation to pay such invoice is conditioned upon the Borrower's or any of the Subsidiaries' completion of any further performance under the contract or agreement;

                  (e) with respect to which any one or more of the following events has occurred to the account debtor on such Account Receivable: death or judicial declaration of incompetency of an account debtor who is an individual; the filing by or against the account debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the account debtor for the benefit of creditors; the appointment of a receiver or trustee for the account debtor or for any of the assets of the account debtor, including, without limitation, the appointment of or taking possession by a "custodian," (as defined in the U.S. Federal Bankruptcy Code); the institution by or against the account debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the account debtor; the sale, assignment, or transfer of all or any material part of the assets of the account debtor; the nonpayment generally by the account debtor of its debts as they become due; or the cessation of the business of the account debtor as a going concern;

                  (f) owed by an account debtor which: (1) does not maintain its chief executive office in the United States; or (2) is not organized under the laws of the United States or any state thereof; or (3) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, in each case except to the extent that such Account Receivable is secured or payable by a letter of credit satisfactory to the Collateral Agent in its sole discretion;

                  (g) owed by an account debtor which is an Affiliate or employee of the Borrower or any of its Subsidiaries;

                  (h) except as provided in clause (j) below, with respect to which either the perfection, enforceability, or validity of the Collateral Agent's Liens in such Account Receivable, or the Collateral Agent's right or ability to obtain direct payment to the Collateral Agent of the proceeds of such Account Receivable, is governed by any federal, state, or local statutory requirements other than those of the UCC;

                  (i) owed by an account debtor to which the Borrower or any of its Subsidiaries, is indebted in any way, or which is subject to any right of setoff or recoupment by the account debtor, unless the account debtor has entered into an agreement acceptable to the Collateral Agent to waive setoff rights; or if the account debtor thereon has disputed liability or made any claim with respect to any other Account Receivable due from such account debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

                  (j) owed by the government of the United States, or any department, agency, public corporation, or other instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 3727 et seq.), and any other steps necessary to perfect the Collateral Agent's Liens therein, have been complied with to the Collateral Agent's satisfaction with respect to such Account Receivable;

                  (k) owed by any state, municipality, or other political subdivision of the United States, or any department, agency, public corporation, or other instrumentality thereof and as to which the Collateral Agent determines that its Lien therein is not or cannot be perfected;

                  (l) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

                  (m) which is evidenced by a promissory note or other instrument or by chattel paper;

                  (n) if the Collateral Agent or Required Revolving Lenders believe, in the exercise of reasonable judgment, that the prospect of collection of such Account Receivable is reasonably likely to be impaired or that the Account Receivable could reasonably be expected not to be paid by reason of the account debtor's financial inability to pay;

                  (o) with respect to which the account debtor is located in any state requiring the filing of a report in order to permit the Borrower or any of the Subsidiaries to seek judicial enforcement in such state of payment of such Account Receivable, unless such Borrower or Subsidiary has qualified to do business in such state or has filed such report for the then current year;

                  (p) which arises out of a sale not made in the ordinary course of the Borrower's or any of the Subsidiaries' business;

                  (q) with respect to which the goods giving rise to such Account Receivable have not been shipped and delivered to and accepted by the account debtor or the services giving rise to such Account Receivable have not been performed by the Borrower or a Subsidiary, as applicable, and, if applicable, accepted by the account debtor, or the account debtor revokes its acceptance of such goods or services;

                  (r) which is not subject to a first priority and perfected security interest in favor of the Collateral Agent for the benefit of the Lenders; or

                  (s) which the Collateral Agent or the Required Revolving Lenders in their reasonable discretion determine to be ineligible;

         provided, that no change in eligibility criteria pursuant to clause (n) or (s) above shall be effective without the approval of the Required Lenders (each such change in eligibility criteria without the approval of the Required Lenders being hereinafter referred to as a "Discretionary Change") if the Borrowing Base would be reduced by more than the Threshold Amount immediately after giving effect to such Discretionary Change. As used in the immediately preceding sentence, the term "Threshold Amount" means $1,000,000 minus the sum of all prior reductions in the Borrowing Base resulting from Discretionary Changes. In calculating the Threshold Amount, the reduction of the Borrowing Base resulting from a Discretionary Change shall be measured immediately after giving effect to such Discretionary Change.

         If any Account Receivable at any time ceases to be an Eligible Account Receivable, then such Account Receivable shall promptly be excluded from the calculation of Eligible Accounts Receivable.

         "Eligible Post-Petition Receivable" means each Account Receivable that is not an Eligible Account Receivable solely because of clause (e) of the definition of Eligible Accounts Receivable, but, with respect to each such Account Receivable, only to the extent (i) such Account Receivable arises from a transaction (x) occurring post-petition, (y) with a debtor-in-possession in a case pending under Chapter 11 of the U.S. Federal Bankruptcy Code (which case has not been dismissed or converted to a case under Chapter 7), and (z) under a Contract that has been assumed by such debtor-in-possession pursuant to an order of the court having jurisdiction over such account debtor's bankruptcy proceeding in form and substance satisfactory to the Collateral Agent and the Required Revolving Lenders, which order has not been reversed, stayed, vacated or modified, amended or supplemented in any manner which the Collateral Agent or the Required Revolving Lenders believe, in the exercise of reasonable judgment, could adversely impact the prospect of collection of such Account Receivable, and (ii) no development has occurred in the case the applicable account debtor which the Collateral Agent or the Required Revolving Lenders believe, in the exercise of reasonable judgment, could adversely impact the prospect of collection of such Account Receivable.

         "Estimated Eligible Accounts Receivable" means all Accounts Receivable that are not Eligible Accounts Receivable solely because an invoice has not been presented to the applicable account debtor.

         "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

         "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "Equipment" has the meaning assigned to it by the UCC.

         "Equity Interests" means (a) any capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person (whether voting or non-voting, whether preferred, common or otherwise, and including any stock appreciation, contingent interest or similar right), and (b) any option, warrant, security or other right to convert or exchange any of the foregoing, acquire directly or indirectly, any capital stock, partnership interest, membership interests, beneficial interests or other equity ownership interest described in clause (a) of this definition (including convertible debt securities or any other evidence of Indebtedness that may be converted or exchanged therefor).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

         "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the

30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

         "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

         "Event of Default" has the meaning assigned to such term in Article
VII.

         "Executive Managers" means each of (a) Peter Meitzner, (b) Richard Cree, (c) Henry Schopfer, (d) Thomas Larkin and (e) Wayne Johnson.

         "Excess Cash Flow" means, for any period, the sum (without duplication) of:

                  (a) EBITDA for such period; plus

                  (b) the sum of (i) the amount, if any, by which Net Working Capital decreased during such period plus (ii) the aggregate principal amount of Capital Lease Obligations and other Indebtedness incurred during such period to finance Capital Expenditures other than Indebtedness referred to in clauses (i) or (vi) of Section 6.02(a) or ; minus

                  (c) the amount, if any, by which Net Working Capital increased during such period; minus

                  (d) Consolidated Interest Expense paid in cash for such period; minus

                  (e) income taxes paid in cash for such period; minus

                  (f) Capital Expenditures for such period; minus

                  (g) the aggregate principal amount of Indebtedness repaid or prepaid by the Borrower and its consolidated Subsidiaries during such period, excluding (i) Indebtedness in respect of Revolving Loans, (ii) Term Loans prepaid pursuant to Section 2.09(c), (d) or (e), and (iii) Indebtedness referred to in clause (vi) of Section 6.02(a).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Excluded Taxes" means, with respect to the Collateral Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.15(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.15(a).

         "Existing Bank Credit Agreement" means that certain Loan Agreement dated as of September 9, 1999, among the Borrower, Bank One, NA, as Agent, and the other lenders party thereto, as amended.

         "FCC" means the Federal Communications Commission of the United States of America, and any successor, in whole or in part, to its jurisdiction.

         "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by such Lender from three Federal funds brokers of recognized standing selected by it.

         "Financial Officer" means the chief financial officer, controller, principal accounting officer or treasurer of the Borrower.

         "Fixed Charge Coverage Ratio" means, on any date, the ratio of (a) EBITDA for the four fiscal quarter period of the Borrower ending on, or most recently ended prior to, such date minus Capital Expenditures during such period to (b) Fixed Charges for such period.

         "Fixed Charges" means, with respect to any period, the sum of (a) Consolidated Cash Interest Expense, (b) all payments of cash income taxes and cash dividends, and (c) all payments of principal in respect of Indebtedness of the Borrower and its Subsidiaries (including the principal component of any payments in respect of Capital Lease Obligations) paid or payable during such period (other than the repayment of the Indebtedness under the Existing Bank Credit Agreement and the Carney Loan Agreement on the Effective Date) after eliminating all offsetting debits and credits between the Borrower and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Borrower and its Subsidiaries in accordance with GAAP.

         "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

         "Foreign Subsidiary" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

         "GAAP" means generally accepted accounting principles in the United States of America.

         "GE Capital" means General Electric Capital Corporation, a Delaware corporation.

         "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

         "Hazardous Materials" means (a) any substance which is or becomes defined as a hazardous waste, hazardous substance, contaminant, or pollutant under any Environmental Law or which is or becomes regulated under any Environmental Law, including, without limitation, the Resource Conservation & Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder, and the Comprehensive Environmental Response Compensation & Liability Act of 1980, as amended from time to time and regulations promulgated thereunder, (b) petroleum, any fraction thereof, or any natural gas liquids, (c) any substance which is toxic, explosive, radioactive, corrosive, inflammable, infectious, carcinogenic or mutagenic, (d) asbestos in any form, (e) polychlorinated biphenyls, (f) any substance the presence of which requires investigation or remediation under any Environmental Law, policy, or common law; or (g) any other substance the presence of which poses or threatens to pose a hazard to the health or safety of persons in the vicinity thereof.

         "Hedging Agreement" means any Interest Rate Protection Agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

         "Indebtedness" of any Person means, without duplication (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable or accrued liabilities incurred in the ordinary course of business that are not more than ninety (90) days overdue or that are being contested in good faith by appropriate proceedings or are being withheld for good business reasons in the reasonable business judgment of such Person and for which adequate reserves have been provided in accordance with GAAP), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances, (k) all net obligations with respect to Hedging Agreements, (l) all obligations with respect to Disqualified Equity Interests (other than the KPP Warrants), with the amount of Indebtedness represented by such Disqualified Equity Interests being equal to its maximum fixed repurchase price, but excluding accrued dividends, if any (for the purposes hereof, the "maximum fixed repurchase price" of any Disqualified Equity Interest that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Equity Interest as if such Disqualified Equity Interest were purchased on the date on which Indebtedness shall be required to be determined pursuant to this Agreement, and if such price is based upon, or measured by, the fair market value of each issue of Disqualified Equity Interests, such fair market value of each shall be determined reasonably and in good faith by the board of directors or other governing body of the issuer of such Disqualified Equity Interest), and (m) any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection with any sales by such Person unless such sales are on a non-recourse basis (as to collectibility) of (i) accounts or general intangibles for money due or to become due, (ii) chattel paper, instruments or documents creating or evidencing a right to payment of money or (iii) other receivables (all of the items in clauses (i) through (iii) being herein referred to, collectively, as "receivables"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

         The "amount" or "principal amount" of any Indebtedness at any time of determination represented by (i) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof or for which interest is payable-in-kind, shall be the amount of the liability in respect thereof determined in accordance with GAAP, but such Indebtedness shall be deemed to be incurred only at the date of the original issuance for purposes of any debt incurrence test, (ii) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (iii) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than the Borrower or any of its Subsidiaries) thereof, excluding amounts representative of yield or interest earned on such investment, and (iv) any Hedging Agreement shall be the maximum net amount of any termination or loss payment required to be paid by such Person if such Hedging Agreement were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred.

         "Indemnified Taxes" means Taxes other than Excluded Taxes.

         "Intercreditor Agreement" means the Intercreditor and Subordination Agreement dated as of the Effective Date among the Collateral Agent, the Lenders and KPP, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "Interest Election Request" means a request by the Borrower to convert or continue a Revolving Loan Borrowing or Term Loan Borrowing in accordance with
Section 2.05 in the form attached hereto as Exhibit B.

         "Interest Payment Date" means (a) with respect to any ABR Loan, the first day of each January, April, July and October, and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part.

         "Interest Period" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two or three months thereafter, as the Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

         "Interest Rate Protection Agreement" means an interest rate swap, cap, collar or similar arrangement entered into to hedge interest rate risk (and not for speculative purposes).

         "Investment" has the meaning specified in Section 6.05.

         "KPP" means Key Principal Partners, LLC.

         "KPP Warrants" means the equity warrants issued by the Borrower to KPP on the Effective Date representing, as of the Effective Date, the right to purchase 186,792 shares of the common stock of the Borrower, together with any warrants issued in replacement or substitution therefor.

         "Lenders" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

         "Leverage Ratio" means, on any date, the ratio of (a) Total Indebtedness to (b) EBITDA for the period of four consecutive fiscal quarters ending on, or most recently ended prior to, such date.

         "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by such Lender from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of JPMorgan Chase Bank in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

         "Lien" means, (a) any mortgage, deed of trust, lien, pledge, hypothecation, assignment, encumbrance, charge or security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

         "Loan Documents" means this Agreement, the Notes, the Intercreditor Agreement, the Collateral Agreement and the other Security Documents.

         "Loan Parties" means the Borrower and the Subsidiary Loan Parties.

         "Loans" means the loans made by the Lenders to the Borrower pursuant to this Agreement.

         "Material Adverse Effect" means a material adverse effect on (a) the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower or any Significant Subsidiary, individually, or the Borrower and its Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under any Loan Document, (c) the Transactions, or (d) the rights of or benefits available to the Lenders under any Loan Document.

         "Material Agreements" means any Contract to which the Borrower or any Subsidiary is a party that (a) is a "material contract" within the meaning of
Item 601(b)(10) of Regulation S-K under the Exchange Act, or (b) the termination or expiration of which could reasonably be expected to have a Material Adverse Effect.

         "Maximum Available Amount" means, at any time, an amount equal to the lesser of (a) the Borrowing Base then in effect and (b) the Availability at such time.

         "Moody's" means Moody's Investors Service, Inc.

         "Mortgage" means a mortgage, deed of trust, assignment of leases and rents, leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be satisfactory in form and substance to the Collateral Agent.

         "Mortgaged Property" means each parcel of real property and improvements thereto with respect to which a Mortgage is executed after the Effective Date pursuant to Section 5.12 or 5.13.

         "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Net Proceeds" means, with respect to any sale or disposition of assets or any other event (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by the Borrower and the Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made by the Borrower and the Subsidiaries as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by the Borrower and the Subsidiaries, and the amount of any reserves established by the Borrower and the Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Borrower).

         "Network" means a telecommunications system operated by a Loan Party, including all equipment related thereto.

         "Net Working Capital" means, at any date, (a) the consolidated current assets of the Borrower and its consolidated Subsidiaries as of such date (excluding cash and Permitted Investments) minus (b) the consolidated current liabilities of the Borrower and its consolidated Subsidiaries as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

         "Newco" has the meaning assigned to such term in clause (g) of Section 6.05.

         "Notes" means a Revolving Note or Term Note, as the case may be.

         "Obligations" means, (a) with respect to the Borrower, the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Collateral Agent or any Lender (or, in the case of any Interest Rate Protection Agreement referred to below, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the other Loan Documents or any Interest Rate Protection Agreement entered into by the Borrower with any Lender or any Affiliate of any Lender or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Collateral Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements), (b) with respect to any other Loan Party, any all obligations and liabilities of such Loan Party which may arise under or in connection with the Collateral Agreement or any other Loan Document to which such Person is a party, in each case whether on account of direct obligations, guarantee obligations, reimbursement obligations, principal, interest (including, without limitation, interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Loan Party or the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Collateral Agent or to the Lenders that are required to be paid by such Loan Party pursuant to the terms of the Collateral Agreement or any other Loan Document), and (c) with respect to each Loan Party, all Deposit Obligations of such Loan Party.

         "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

         "Participant" has the meaning set forth in Section 9.04.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

         "Perfection Certificate" means a certificate in the form of Exhibit G or any other form approved by the Collateral Agent.

         "Permits" means all consents, licenses, notices, approvals, authorizations, filings, orders, registrations, and permits required by any Governmental Authority for the construction and operation of a Network or the conduct of the business of Borrower and its Subsidiaries (excluding Regulatory Authorizations).

         "Permitted Encumbrances" means:

                  (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.05;

                  (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with
         Section 5.05;

                  (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

                  (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

                  (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;

                  (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary; and

                  (g) contractual landlord's liens securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.05;

provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

         "Permitted Investments" means:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                  (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a rating of "A-2" or better from S&P or "Prime-2" or better from Moody's;

                  (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 365 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $100,000,000 or assets of at least $1,000,000,000; and

                  (d) fully collateralized repurchase agreements with a term of not more than 90 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above.

         "Permitted Transferee" means, with respect to any natural Person who is an Executive Manager or director of the Borrower, (a) such Person's spouse or children, any trust for such Person's benefit or the benefit of such Person's spouse or children, or any corporation or partnership in which the direct and beneficial owner of all of the equity interest is such natural Person or such Person's spouse or children or any trust for the benefit of such Persons, and
(b) the heirs, beneficiaries, executors, administrators or personal representatives of such natural Person upon the death of such Person or upon the incompetency or disability of such Person for purposes of the protection and management of such individual's assets.

         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "Prepayment Event" means

                  (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of the Borrower or any Subsidiary, other than dispositions described in clauses (a), (b) and (c) of Section 6.06;

                  (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding (including any conveyance made in settlement of any such proceeding or threatened proceeding) of, any property or asset of the Borrower or any Subsidiary, but only to the extent that the Net Proceeds from such casualty, damage or taking exceeds $25,000;

                  (c) the issuance by the Borrower or any Subsidiary of any Equity Interests, or the receipt by the Borrower or any Subsidiary of any capital contribution, other than (i) any such issuance of Equity Interests to, or receipt of any such capital contribution from, the Borrower or a Subsidiary and (ii) the KPP Warrants; or

                  (d) any incurrence by the Borrower or any Subsidiary of Indebtedness other than Indebtedness permitted by Section 6.02(a).

         "Prepayment Premium" means as to any prepayment made with respect to any Term Loan (a) from the date hereof through and including September 30, 2003, a fee equal to 3% of the amount being prepaid, (b) from October 1, 2003, through and including September 30, 2004, a fee equal to 2% of the amount being prepaid, and (c) from October 1, 2004 through and including September 30, 2005, a fee equal to 1% of the amount being prepaid; provided, that no Prepayment Premium shall be required with respect to any prepayment of any Term Loan pursuant to
Section 2.09(d) or any prepayment occurring after September 30, 2005.

         "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

         "PUC" means the public utilities commission for the state or any other jurisdiction in which all or any portion of a Network is located or any business of Borrower and its Subsidiaries is conducted, or any successor agency, and any successor, in whole or in part, to its functions or jurisdictions, and any other Persons specified on Schedule 3.17.

         "Put Note" has the meaning set forth in Section 3(c) of the Registration Rights Agreement.

         "Register" has the meaning set forth in Section 9.04.

         "Registration Rights Agreement" means the Securityholders' and Registration Rights Agreement dated as of the date hereof between the Borrower and KPP, as the same may be amended, restated, supplemented and otherwise modified from time to time in accordance with the Intercreditor Agreement.

         "Regulatory Authorizations" means all approvals, authorizations, licenses, filings, notices, registrations, consents, permits, exemptions, registrations, qualifications, designations, declarations, or other actions or undertakings now or hereafter made by, to or in respect of any telecommunications Governmental Authority, including any certificates of public convenience and all grants, approvals, licenses, filings and registrations from or to the FCC or any PUC or under any Communications Law necessary in order to enable the Borrower and its Subsidiaries to provide telecommunications service of the type provided or proposed to be provided by such Person.

         "Regulatory Event" any of the following events: (a) any Lender becomes subject to regulation as a "carrier," a "telephone company," a "common carrier," a "public utility" or otherwise under any applicable law or governmental regulation, federal, state or local, solely as a result of the transactions contemplated by this Agreement and the other Loan Documents or (b) Borrower or its Subsidiaries becomes subject to regulation by any Governmental Authority in any way that is materially different from the regulation existing at the date hereof and that has a Material Adverse Effect or (c) the FCC or any PUC issues an order revoking, denying or refusing to renew, or recommending the revocation, denial or non-renewal of, any Regulatory Authorization that has a Material Adverse Effect.

         "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

         "Required Lenders" means, at any time, Lenders having Revolving Exposures, outstanding Term Loans and unused Commitments representing at least 66 2/3% of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at such time, but in any event including at least one Term Lender (while any Term Loans are outstanding) and one Revolving Lender (while any Revolving Commitments are in effect or any Revolving Loans are outstanding).

         "Required Revolving Lenders" means, at any time, Lenders having Revolving Exposures, and unused Revolving Commitments representing at least 51% of the sum of the total Revolving Exposures, and unused Revolving Commitments in effect at such time.

         "Required Term Lenders" means, at any time, Lenders having Term Loans representing at least 51% of the outstanding Term Loans at such time.

         "Restricted Payment" means (a) any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in the Borrower or any Subsidiary, (b) every payment made by or on behalf of the Borrower any of its Subsidiaries (whether as repayment or prepayment of principal or as interest or otherwise) or on or with respect to any obligation to repay Indebtedness owing to any Affiliate of the Borrower or its Subsidiaries or to any other holder of any of the Borrower's Equity Interests, and (c) any payment under any non-compete agreement, except payments made under any such non-compete agreement entered into between the Borrower or any Subsidiary of the Borrower and any seller in connection with, and on or prior to the consummation of, a permitted acquisition (and also excluding from being a Restricted Payment reasonable amounts paid in connection with bona-fide employment and consulting services actually rendered).

         "Revolving Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

         "Revolving Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans hereunder, in an aggregate amount not to exceed the amount set forth opposite such Lender's name on Schedule 2.01, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial aggregate amount of the Lenders' Revolving Commitments is $8,000,000.

         "Revolving Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans at such time.

         "Revolving Lender" means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

         "Revolving Loan" means a Loan made pursuant to clause (b) of Section 2.01.

         "Revolving Maturity Date" means November 12, 2004, as the same may be extended from time to time pursuant to the terms hereof.

         "Revolving Note" means, a promissory note from the Borrower payable to the order of the applicable Revolving Lender or its registered agent substantially in the form of Exhibit C-1.

         "Right-of-Way" means any Loan Party's right, title and interest in, to, over or under property located in any state or territory, acquired or to be acquired by such Borrower or its Subsidiaries at any time for Network purposes, and all such real and personal property interests as shall be necessary to construct, install, operate and maintain such Loan Party's Network, including satellite rights, underground rights, access to and from all such property and any such property or property rights now or hereafter necessary to connect customers and service providers to the Network.

         "Right-of-Way Agreements" means all easements, use agreements, contracts, deeds, co-location agreements, licenses, leases, agreements, documents or means pursuant to which any Loan Party acquires any Right-of-Way, regardless of whether such Right-of-Way consists of real property, real property interests or personal property.

         "SEC" means the Securities and Exchange Commission.

         "S&P" means Standard & Poor's.

         "Securities Purchase Agreement" means the Securities Purchase Agreement dated as of the date hereof between the Borrower and KPP, as the same may be amended, restated, supplemented and otherwise modified from time to time in accordance with the Intercreditor Agreement.

         "Security Documents" means the Collateral Agreement, the Mortgages and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.12 or 5.13 to secure any of the Obligations.

         "Significant Subsidiary" shall have the meaning assigned to such term in Section 210.1-02(w) of Regulation S-X promulgated under the Exchange Act.

         "Site" means any site where Equipment is located, excluding correctional facilities.

         "Site Leases" means collectively, all leases, subleases, tower leases, co-location agreements, license agreements, easements, use agreements, privileges, access agreements, Right-of-Way Agreements and all other agreements relating to the use by Borrower or its Subsidiaries of any Site.

         "Software" and "Software Licenses" means any software now or hereafter owned by, or licensed to, Borrower or its Subsidiaries or with respect to which such Person has or may have license or use rights.

         "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which such Lender is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         "Subordinated Notes" means the subordinated notes to be issued by the Borrower to KPP on or prior to the Effective Date in the aggregate principal amount of $9,000,000, the additional subordinated notes to be issued from time to time by the Borrower as payments in kind of interest (as hereinafter described) and the Indebtedness represented thereby, and all subordinated notes delivered in replacement or substitution therefor pursuant to Section 13.17 of the Securities Purchase Agreement. The Subordinated Notes may bear interest at a rate of up to 17.75% per annum, up to 13.00% per annum of which may be paid in cash and the remainder of which must be paid in kind through the issuance of additional subordinated notes in substantially the form of the subordinated notes issued on the Effective Date.

         "Subordinated Note Documents" means the Securities Purchase Agreement, the Subordinated Notes, the KPP Warrants, the Registration Rights Agreement and all other instruments, agreements and other documents evidencing or governing the Subordinated Notes or the KPP Warrants or providing for any Guarantee or any collateral or other right in respect thereof.

         "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent (other than Newco unless Newco satisfies the criteria set forth in clause (a) hereof or Newco is otherwise required to be consolidated as a subsidiary of the Borrower in preparing the consolidated financial statements of the Borrower and its subsidiaries in accordance with GAAP).

         "Subsidiary" means any subsidiary of the Borrower.

         "Subsidiary Loan Party" means any T-NETIX Telecommunication Services, Inc., Speak EZ, Inc., Telequip Labs, Inc., T-NETIX Internet Services, Inc., T-NETIX Monitoring Corporation, and any other Subsidiary that from time to time becomes a party to the Collateral Agreement after the Effective Date.

         "System Agreements" means any and all agreements and documents executed by or delivered by or to Borrower or any of its Subsidiaries at any time in connection with a Network or its acquisition, construction or operation, including all management and maintenance agreements, agreements for storage or warehousing of any equipment, Site Leases, interconnection agreements, capacity and usage agreements and agreements with carriers, customers or subscribers.

         "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

         "Telecommunications Equipment" means all telecommunications equipment, switches, electronics, transmitting equipment, Software, fiber-optic cables, and other cabling, hardware, devices and components, now or hereafter owned by Borrower or its Subsidiaries, and any and all additions, substitutions and replacements to or of any of the foregoing, together with attachments, components, parts, improvements, upgrades and accessions installed thereon and affixed thereto.

         "Term Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make a Term Loan hereunder on the Effective Date, in the amount set forth opposite such Lender's name on Schedule 2.01, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial aggregate amount of the Lenders' Term Commitments is $14,000,000.

         "Term Lender" means a Lender with a Term Commitment or an outstanding Term Loan.

         "Term Loan" means a Loan made pursuant to clause (a) of Section 2.01.

         "Term Maturity Date" means November 14, 2006.

         "Term Note" means a promissory note from the Borrower payable to the applicable Term Lender or its registered agent substantially in the form of Exhibit C-2.

         "Total Capitalization" means, at any time, the sum of Consolidated Net Worth and Total Indebtedness.

         "Total Indebtedness" means, as of any date of determination, the total Indebtedness of the Borrower and its consolidated Subsidiaries on such date, after eliminating all offsetting debits and credits between the Borrower and its Subsidiaries and all other items required to be eliminated in the preparation of consolidated financial statements of the Borrower and its Subsidiaries in accordance with GAAP.

         "Transactions" means (a) the execution, delivery and performance by each Loan Party of the Loan Documents to which it is to be a party, the borrowing of Loans, the use of the proceeds thereof, and (b) the execution, delivery and performance by each Loan Party of the Subordinated Note Documents to which it is to be a party, the issuance of the Subordinated Notes and the KPP Warrants and the use of the proceeds thereof.

         "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

         "UCC" means the Uniform Commercial Code, as in effect in the State of New York.

         "Wholly Owned" means, with respect to any Subsidiary of any Person, that 100% of the outstanding Equity Interests of such Subsidiary is owned, directly or indirectly, by such Person.

         "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

         Section 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Loan Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Loan Borrowing").

         Section 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and

Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

         Section 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Collateral Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Collateral Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II.
                                   The Credits

         Section 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees (a) to make a Term Loan to the Borrower on the Effective Date in a principal amount not exceeding its Term Commitment, and (b) to make Revolving Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in (i) such Lender's Revolving Exposure exceeding the lesser of (x) such Lender's Revolving Commitment, or (y) such Lender's pro rata share of the Maximum Available Amount or (ii) the sum of the Revolving Exposures exceeding the Maximum Available Amount then in effect. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. Amounts repaid in respect of Term Loans may not be reborrowed.

         Section 2.02. Loans and Borrowings.

                  (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

                  (b) Subject to Section 2.12, each Revolving Loan Borrowing and Term Loan Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith; provided that all Borrowings made on the Effective Date must be made as ABR Borrowings. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

                  (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $500,000. At the time that each ABR Revolving Loan Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $500,000; provided that an ABR Revolving Loan Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of five (5) Eurodollar Borrowings outstanding with respect to the Revolving Loans and not more than a total of five (5) Eurodollar Borrowings outstanding with respect to the Term Loans.

                  (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date or Term Maturity Date as applicable.

         Section 2.03. Requests for Borrowings. To request a Revolving Loan Borrowing or Term Loan Borrowing, the Borrower shall notify each Revolving Lender or Term Lender, as applicable, of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to such Lender of a written Borrowing Request signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

                  (i) whether the requested Borrowing is to be a Revolving Loan Borrowing or Term Loan Borrowing;

                  (ii) the aggregate amount of such Borrowing;

                  (iii) the date of such Borrowing, which shall be a Business
         Day;

                  (iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

                  (v) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

                  (vi) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.04.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Loan Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

         Section 2.04. Funding of Borrowings. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to an account of the Borrower maintained with JPMorgan Chase Bank in Dallas, Texas and designated by the Borrower in the applicable Borrowing Request.

         Section 2.05. Interest Elections.

                  (a) Each Revolving Loan Borrowing and Term Loan Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

                  (b) To make an election pursuant to this Section with respect to a Borrowing, the Borrower shall notify the Lenders holding the Loans comprising such Borrowing of such election by telephone by (i) in the case of a conversion into or continuation of a Eurodollar Borrowing, or election of Interest Periods therefor, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed conversion or continuation or (ii) in the case of a conversion into or continuation of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the date of the proposed conversion or continuation. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to each such Lender of a written Interest Election Request signed by the Borrower.

                  (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and paragraph (e) of this Section:

                  (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

                  (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                  (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

                  (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

                  (d) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing any Lender may notify the Borrower that it may no longer convert or continue the Borrowings held by such Lender as Eurodollar Borrowings. In such case, so long as an Event of Default is continuing (i) no outstanding Borrowing held by such Lender may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing held by such Lender shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

                  (e) A Borrowing of any Class may not be converted to or continued as a Eurodollar Borrowing if after giving effect thereto (i) the Interest Period therefor would commence before and end after a date on which any principal of the Loans of such Class is scheduled to be repaid and (ii) the sum of the aggregate principal amount of outstanding Eurodollar Borrowings of such Class with Interest Periods ending on or prior to such scheduled repayment date plus the aggregate principal amount of outstanding ABR Borrowings of such Class would be less than the aggregate principal amount of Loans of such Class required to be repaid on such scheduled repayment date.

         Section 2.06. Termination and Reduction of Commitments.

                  (a) Unless previously terminated, (i) the Term Commitments shall terminate at 5:00 p.m., New York City time, on the Effective Date and (ii) the Revolving Commitments shall terminate on the Revolving Maturity Date.

                  (b) The Borrower may at any time terminate, or from time to time reduce, the Revolving Commitments; provided that (i) each reduction of such Commitments shall be in an amount that is an integral multiple of $100,000 and not less than $500,000 and (ii) the Borrower shall not terminate or reduce such Commitments if (x) after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.09, the sum of the Revolving Exposures would exceed the total Revolving Commitments, or (y) such reduction or termination in Commitments would result an Event of Default under Section 6.13.

                  (c) If any prepayment of Term Borrowings is required pursuant to Section 2.09 but the Term Commitments have been terminated and (i) the Term Loans have been paid in full or (ii) the amount of the required prepayment exceeds the outstanding amount of Term Borrowings, then, on the date that such prepayment is required, the Revolving Commitments shall be automatically and permanently reduced by an aggregate amount equal to the amount of the required prepayment, or the excess of such amount over the outstanding amount of Term Borrowings, as the case may be.

                  (d) The Borrower shall notify the each Lender holding a Commitment to be reduced of any election to terminate or reduce the Commitments under paragraph (b) of this Section, at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the each Revolving Lender on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

         Section 2.07. Repayment of Loans; Evidence of Debt.

                  (a) The Borrower hereby unconditionally promises to pay (i) to each Revolving Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date, and (ii) to each Term Lender the then unpaid principal amount of each Term Loan of such Lender as provided in
Section 2.08.

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including (i) the amount of each Loan made by such Lender hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to such Lender hereunder and (iii) the amount of any sums received by such Lender from time to time hereunder.

                  (c) The entries made in the accounts maintained pursuant to paragraph (b) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

                  (d) Any Lender may request that Loans of any Class made by it be evidenced by a Note. In such event, the Borrower shall execute and deliver to such Lender a Note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns). Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more Notes payable to the order of the payee named therein (or, if such Note is a registered note, to such payee and its registered assigns).

         Section 2.08. Amortization of Term Loans.

                  (a) Subject to adjustment pursuant to paragraph (c) of this Section, the Borrower shall repay the Term Loans in sixteen consecutive quarterly installments, on January 1st, April 1st, July 1st and October 1st of each year, commencing on January 1, 2003. The first fifteen of such principal installments shall be in the amount of $875,000 each, and the final principal installment, due on the Term Maturity Date, shall be in the amount of the unpaid principal balance of the Term Loans.

                  (b) To the extent not previously paid, all Term Loans shall be due and payable on the earlier of (i) the Term Maturity Date and (ii) the date of repayment in full of the Revolving Commitments and termination of the Revolving Commitment (whether on the Revolving Maturity Date or otherwise) unless a Committed Revolving Facility is in effect on such date.

         Section 2.09. Prepayment of Loans.

                  (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, in an integral multiple of $100,000 and not less than $500,000, subject to the requirements of this Section.

                  (b) In the event and on such occasion that the sum of the Revolving Exposures exceeds the lesser of the Maximum Available Amount and the total Revolving Commitments, the Borrower shall immediately prepay Revolving Loans in an amount equal to such excess.

                  (c) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary in respect of any Prepayment Event described in clause (a) of the definition thereof, the Borrower shall, immediately after such Net Proceeds are received, prepay the Term Loans and Revolving Loans, in each case in accordance with paragraph (g) below; provided that, if the Borrower shall deliver to the Collateral Agent a certificate of a Financial Officer to the effect that the Borrower and the Subsidiaries intend to apply Net Proceeds of up to $500,000 from such event within 90 days after receipt of such Net Proceeds to acquire real property, equipment or other tangible assets to be used in the business of the Borrower and the Subsidiaries, and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of such event except to the extent of (i) any Net Proceeds in excess of $500,000 from such event, and (ii) any Net Proceeds that have not been applied by the end of such 90-day period to acquire real property, equipment or other tangible assets to be used in the business of the Borrower and the Subsidiaries, at which time a prepayment shall be required in an amount equal to the Net Proceeds that have not been so applied. In the event that the Net Cash Proceeds to be applied to reinvestment pursuant to this paragraph (c) exceed $100,000 in the aggregate, such proceeds shall be delivered to the Collateral Agent to be held in a cash collateral account reasonably satisfactory to the Collateral Agent pending such reinvestment. The Collateral Agent will release such proceeds to the Borrower to permit such reinvestment pursuant to procedures reasonably satisfactory to the Collateral Agent except that (x) the Collateral Agent shall apply such proceeds to prepay the Term Loans and Revolving Loans in accordance with paragraph (g) below upon the expiration of the 90-day period permitted for such reinvestment, and (y) if directed by the Required Lenders, the Collateral Agent shall apply such proceeds to the Obligations after the occurrence of any Event of Default.

                  (d) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary in respect of any Prepayment Event described in clause (b) of the definition thereof, the Borrower shall, immediately after such Net Proceeds are received, prepay the Term Loans and Revolving Loans, in each case in accordance with paragraph (g) below; provided that, if the Borrower shall deliver to the Collateral Agent a certificate of a Financial Officer to the effect that the Borrower and the Subsidiaries intend to apply the Net Proceeds from such event, within 90 days after receipt of such Net Proceeds to acquire, repair, restore or replace real property, equipment or other tangible assets to be used in the business of the Borrower and the Subsidiaries, and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of such event except to the extent of any Net Proceeds therefrom that have not been so applied by the end of such 90-day period, at which time a prepayment shall be required in an amount equal to the Net Proceeds that have not been so applied; provided, further, that if a period of time longer than 90 days is required to repair, restore or replace such property or asset and the Borrower or the applicable Subsidiary is diligently pursuing all actions necessary to repair, replace or restore such asset, the 90-day period in the foregoing proviso shall be extended for so long as the Borrower or such Subsidiary is diligently pursuing such repair, restoration or replacement, but in no event longer than the date that is 180 days after the receipt of such Net Proceeds, at which time a prepayment shall be required in an amount equal to the Net Proceeds that have not been so applied. In the event that the Net Cash Proceeds to be applied for reinvestment pursuant to this paragraph (d) exceed $1,000,000 in the aggregate, such proceeds shall be delivered to the Collateral Agent to be held in a cash collateral account reasonably satisfactory to the Collateral Agent pending such reinvestment. The Collateral Agent will release such proceeds to the Borrower to pay for the replacement or rebuilding of assets lost or condemned pursuant to procedures reasonably satisfactory to the Collateral Agent except that (x) the Collateral Agent shall apply such proceeds to prepay the Term Loans and Revolving Loans in accordance with paragraph (g) below upon the expiration of the 90-day (or longer) period permitted for such reinvestment pursuant to this paragraph (d) and (y) if directed by the Required Lenders, the Collateral Agent shall apply such proceeds to the Obligations after the occurrence of any Event of Default.

                  (e) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary in respect of any other Prepayment Event, the Borrower shall, immediately after such Net Proceeds are received, prepay the Term Loans and Revolving Loans, in each case in accordance with paragraph (g) below.

                  (f) Following the end of each fiscal year of the Borrower, the Borrower shall prepay the Term Loans and Revolving Loans, in each case in accordance with paragraph (g) below, in an aggregate amount equal to 50% of Excess Cash Flow for such fiscal year. Each prepayment pursuant to this paragraph shall be made on or before the date on which financial statements are delivered pursuant to Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 90 days after the end of such fiscal year).

                  (g) All prepayments within a Class of Loans, whether voluntary or mandatory, shall be applied first to ABR Loans and second to Eurodollar Loans and all prepayments of Term Loans shall be applied to reduce subsequently scheduled repayments of the Term Loans in the inverse order of maturity. All mandatory prepayments pursuant to paragraphs (c), (d), (e) and (f) above shall be applied first to prepayment the Term Loans until payment in full of the Term Loan and second to prepay the Revolving Loans. Each prepayment under this
Section 2.09 shall
be accompanied by accrued and unpaid interest calculated in accordance with
Section 2.11, breakage costs associated with the prepayment in accordance with
Section 2.14, if any, and, in the case of the Term Loan, the applicable Prepayment Premium.

                  (h) The Borrower shall notify each Lender to be prepaid hereunder and the Collateral Agent by telephone (confirmed by facsimile) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.06(d), then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.06(d).

         Section 2.10. Fees.

                  (a) The Borrower agrees to pay to each Revolving Lender a commitment fee, which shall accrue at the rate of 0.75% per annum on the average daily unused amount of such Lender's Revolving Commitment during the period from and including the Effective Date to but excluding the date on which such Revolving Commitment terminates. Accrued commitment fees shall be payable in arrears on the first day of each January, April, July and October of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees, a Revolving Commitment of a Revolving Lender shall be deemed to be used to the extent of the outstanding Revolving Loans of such Lender.

                  (b) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Persons entitled thereto. Fees paid shall not be refundable under any circumstances.

         Section 2.11. Interest.

                  (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

                  (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

                  (c) Notwithstanding the foregoing, (i) the unpaid principal balance of the Loans shall bear interest at the Default Rate upon the occurrence of any Event of Default and for so long as such Event of Default is continuing, and (ii) if any principal of or interest on any Loan or any fee, Prepayment Premium or other amount payable by the Borrower hereunder or under any other Loan Document is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at the Default Rate.

                  (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand,
(ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

                  (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Collateral Agent, and such determination shall be conclusive absent manifest error.

         Section 2.12. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

                  (a) any Lender determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

                  (b) any Lender determines that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lender of making or maintaining its Loan included in such Borrowing for such Interest Period;

then such Lender shall give notice thereof to the Borrower by telephone or facsimile as promptly as practicable thereafter and, until such Lender notifies the Borrower that the circumstances giving rise to such notice no longer exist,
(i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective with respect to the Loans held by such Lender and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing with respect to the Loans held by such Lender; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

         Section 2.13. Increased Costs.

                  (a) If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

                  (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

                  (b) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

                  (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                  (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation.

         Section 2.14. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure to borrow, convert, continue or prepay any Revolving Loan or Term Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09(h) and is revoked in accordance therewith), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the

Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

         Section 2.15. Taxes.

                  (a) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Collateral Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) The Borrower shall indemnify the Collateral Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Collateral Agent or such Lender as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or by the Collateral Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

                  (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Collateral Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Collateral Agent.

                  (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Collateral Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

         Section 2.16. Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

                  (a) The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or of amounts payable under Section 2.13, 2.14 or 2.15, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 12:00 noon, New York City time), on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Person entitled thereto, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made directly to the Persons entitled thereto pursuant to the instructions with respect to such Person set forth in Schedule 9.01 or in the Assignment and Acceptance pursuant to which such Person shall have assumed its Commitment and/or Loans hereunder, as such instructions may be modified from time to time by such Person. The Collateral Agent shall distribute any payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

                  (b) If at any time insufficient funds are received by and available to any Lender to pay fully all amounts of principal, interest, Prepayment Premium and fees then due hereunder, such funds shall be applied in such order as such Lender shall determine in such Lender's sole discretion.

                  (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans or Term Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and Term Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans or Term Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans and Term Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply).

The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

                  (d) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.16(c) or 9.03(c), then the Collateral Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Collateral Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                                  ARTICLE III.
                         Representations and Warranties

         The Borrower represents and warrants to the Lenders that:

         Section 3.01. Organization; Powers. The Borrower and each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite corporate power and authority to carry on its business as now conducted and to own and lease its properties and, except where the failure to so qualify, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

         Section 3.02. Authorization; Enforceability. The Transactions to be entered into by each Loan Party are within such Loan Party's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of the Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         Section 3.03. Governmental Approvals; No Conflicts. The Transactions
(a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) filings necessary to perfect Liens created under the Loan Documents, and (iii) the approvals described on Schedule 3.03, applications for which approvals were filed prior to the Effective Date, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority (except for the violations of the laws described on Schedule 3.03 caused by the failure to obtain the approvals of the Governmental Authorities described in such Schedule
3.03 prior to the consummation of the Transactions), (c) will not violate or result in a default under any indenture, material agreement or other material instrument binding upon the Borrower or any of its Subsidiaries or its assets (including, without limitation, any Material

Agreement), or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except Liens created under the Loan Documents and the Subordinated Note Documents.

         Section 3.04. Financial Condition; No Material Adverse Change.

                  (a) The Borrower has heretofore furnished to the Lenders its audited consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended December 31, 2001, reported on by KPMG, LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended September 30, 2002, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

                  (b) The Borrower has heretofore furnished to the Lenders its pro forma consolidated balance sheet as of December 31, 2001, prepared giving effect to the Transactions as if the Transactions had occurred on such date. Such pro forma consolidated balance sheet (i) has been prepared in good faith based on the same assumptions used to prepare the pro forma financial statements provided to the Lenders (which assumptions are believed by the Borrower to be reasonable), (ii) is based on the best information available to the Borrower after due inquiry, (iii) accurately reflects all adjustments necessary to give effect to the Transactions and (iv) presents fairly, in all material respects, the pro forma financial position of the Borrower and its consolidated Subsidiaries as of December 31, 2001, as if the Transactions had occurred on such date.

                  (c) Except as disclosed in the financial statements referred to above or the notes thereto, after giving effect to the Transactions, neither the Borrower nor any of its Subsidiaries has, as of the Effective Date, any material contingent or liquidated liabilities, unusual long-term commitments or unrealized losses.

                  (d) The Borrower has prepared, and has heretofore furnished to each Lender, a copy of, annual projected consolidated balance sheets and statements of income and cash flows of the Borrower and its Subsidiaries for the four-fiscal year period ending December 31, 2006, giving effect to the transactions described therein (the "Projections"). The Projections disclose all assumptions made with respect to general economic, financial and market conditions used in formulating such Projections. As of the Effective Date, no facts exist that (individually or in the aggregate) would require a material change in any of such Projections. The Projections, if adjusted to conform to the Transactions, are based upon reasonable estimates and assumptions in light of the circumstances under which they were made, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of the Borrower of the results of operations and other information projected therein.

                  (e) Except as set forth in Schedule 3.04 and except with respect to the Transactions, since June 30, 2002, the Business has been conducted only in the ordinary course consistent with past practices, and none of the Borrower nor any of its Subsidiaries has (i) incurred, or agreed to incur, material Indebtedness, (ii) experienced any damage, destruction or loss that, to the extent not covered by insurance, has had or reasonably would be expected to have a Material Adverse Effect, (iii) declared, set aside or paid any dividend or other distribution (whether in cash, equity securities, interests or property) in respect of its equity securities, (iv) entered into any material Contractual Obligation involving any director, officer, manager, shareholder, member, employee of the Borrower, any of its Subsidiaries, or any Affiliates of any of the foregoing Persons, (v) granted or committed to grant to any director, officer, manager, member, employee or Affiliate of the Borrower, or any of its Subsidiaries any material increase in compensation or benefits, (vi) granted or committed to grant to any director, officer, manager, employee or Affiliate of the Borrower or any of its Subsidiaries any increase in or right to severance or termination pay or any other compensation or benefits payable upon a change in control of any such entity or (vii) taken any action that, if taken after the Effective Date hereof, reasonably would be expected to constitute a Default or Event of Default or have a Material Adverse Effect.

                  (f) Since December 31, 2001, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole.

         Section 3.05. Properties.

                  (a) The Borrower or its Subsidiaries have good and valid title to all of the personal property owned by the Borrower and/or its Subsidiaries, free and clear of Liens, except Permitted Liens and Liens being released on or prior to the Effective Date. All of the material personal property owned or used by the Borrower or any of its Subsidiaries is in good operating condition and repair (subject to ordinary wear and tear), is suitable for the purposes for which it is presently being used and is adequate to meet the requirements of the Business. Each lease or sublease of material personal property to which the Borrower or any Subsidiary is a party is in full force and effect. The Borrower or its Subsidiaries have complied with all material commitments and obligations on its part to be performed or observed under each such lease. Each party to each such lease other than the Borrower or any of its Subsidiaries has complied with all commitments and obligations on its part to be performed or observed thereunder except where the failure to so comply, individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect.

                  (b) The Borrower and each of its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and its Subsidiaries does not, to the best of such Person's knowledge, infringe upon the rights of any other Person.

         Section 3.06. Litigation and Environmental Matters.

                  (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve or could effect the enforceability of any of the Loan Documents or the Transactions.

                  (b) Except with respect to matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received written notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

         Section 3.07. Compliance with Laws and Agreements. The Borrower and each of its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

         Section 3.08. Investment and Holding Company Status. Neither the Borrower nor any of its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

         Section 3.09. Taxes. The Borrower and each of its Subsidiaries has timely filed or caused to be filed all federal and all other material Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves. As of the Effective Date, except as set forth on Schedule 3.09, there is no ongoing audit or examination or, other investigation by any Governmental Authority of the Tax liability of the Borrower or its Subsidiaries for any period for which Tax returns have been or were required to have been filed, other than claims for which adequate reserves have been established in accordance with GAAP. As of the Effective Date, neither the Borrower, nor any of its Subsidiaries has waived or extended or have requested to waive or extend the statute of limitations relating to a Tax assessment or deficiency.

         Section 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $500,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $500,000 the fair market value of the assets of all such underfunded Plans (as of the date of determination of such benefit allocation amount).

         Section 3.11. Disclosure. The Borrower has disclosed to the Collateral Agent and the Lenders all agreements, instruments and corporate or other restrictions to which the Borrower or any of its Subsidiaries is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Collateral Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

         Section 3.12. Subsidiaries. Schedule 3.12 sets forth the name of, and the ownership interest of the Borrower in, each Subsidiary of the Borrower and identifies each Subsidiary that is a Subsidiary Loan Party, in each case as of the Effective Date.

         Section 3.13. Insurance. Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of the Borrower and its Subsidiaries as of the Effective Date as well as a summary of the terms of each policy. As of the Effective Date, all premiums which are due and payable in respect of such insurance have been paid.

         Section 3.14. Labor Matters. As of the Effective Date, there are no strikes, lockouts or slowdowns against the Borrower or any Subsidiary pending or, to the knowledge of the Borrower, threatened. The hours worked by and payments made to employees of the Borrower and each of its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from the Borrower or any Subsidiary, or for which any claim may be made against the Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or such Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any Subsidiary is bound.

         Section 3.15. Solvency. Both before and immediately after the consummation of the Transactions to occur on the Effective Date and immediately following the making of each Loan made on the Effective Date and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Effective Date. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of all of the facts and circumstances existing at such time, represent the amount that can reasonably be expected to become an actual or matured liability, discounted to present value.

         Section 3.16. Senior Indebtedness. The Obligations constitute "Senior Indebtedness" under and as defined in the Subordinated Note Documents.

         Section 3.17. Regulatory Authorizations; Permits. Each Loan Party holds or currently has pending all Regulatory Authorizations required by the FCC, any PUC or any Communications Law for the conduct of its business as now conducted and as proposed to be conducted and all such Regulatory Authorizations currently held are in full force and effect and subject to no pending contest, challenge or appeal. No Lender, solely by reason of the execution, delivery and performance of any of the Loan Documents, will be subject to the regulation or control of either the FCC or any PUC, except in connection with the enforcement of remedies. All material Regulatory Authorizations and Permits of the Loan Parties are described on Schedule 3.17.

         Section 3.18. Agreements and Other Documents. As of the date hereof, each Loan Party has provided to the Lenders, accurate and complete copies of all of the following agreements or documents in effect as of the Effective Date (after giving effect to the Transactions) to which such Loan Party is subject and each of which is listed on Schedule 3.18: (a) supply agreements and purchase agreements having an aggregate value per agreement in excess of $1,000,000 that are not terminable by such Loan Party within thirty (30) days following written notice issued by such Loan Party without the payment of a termination fee or penalty; (b) any lease of Equipment having a remaining term of one year or longer and requiring aggregate rental and other payments in excess of $1,000,000; (c) Permits held by such Loan Party; (d) instruments or documents evidencing Indebtedness of such Loan Party and any security interest granted by such Loan Party with respect thereto; (e) instruments and agreements evidencing the issuance of any equity securities, warrants, rights or options to purchase equity securities of the Borrower or any of its Subsidiaries; and (f) all agreements providing for the purchase of Telecommunications Equipment having an aggregate value per agreement in excess of $1,000,000. All such agreements are in full force and effect and are not subject to termination because of an existing or uncured default by a Loan Party or currently existing or uncured condition or other event. Except as set forth on Schedule 3.18, no System Agreement or Contract in effect as of the Effective Date (after giving effect to the Transactions) to which any Loan Party is a party contains any provision which provides that a change of control of any Loan Party constitutes an unauthorized assignment thereof or gives the other party a right of termination, and, except as set forth on Schedule 3.18 all System Agreements are either assignable or readily replaceable on substantially comparable terms.

         Section 3.19. No Restrictions. Neither the Borrower nor any of its Subsidiaries is a party to or subject to (i) any restriction in its charter, by-laws or other organizational documents that adversely affects its business or the use or ownership of any of its properties or operation of its business or
(ii) any Contract, agreement or restriction that materially and adversely effects its business or the use or ownership of any of its properties or operation of its business other than

Permitted Encumbrances. Neither the Borrower nor any of its Subsidiaries is a party to or subject to any Contract or agreement which restricts its right or ability to incur Indebtedness, other than as set forth on Schedule 3.19, none of which prohibits any Loan Party's execution or performance of its obligations under this Agreement, the Borrower's obtaining the Loans, the Guarantor's guaranty of the Obligations and the Loan Parties' providing security for the Obligations as provided herein. Neither the Borrower nor any of its Subsidiaries has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of the Collateral, whether now owned or hereafter acquired, to be subject to a Lien that is not permitted hereunder.

         Section 3.20. Deposit Accounts. Schedule 4 to the Collateral Agreement lists all banks and other financial institutions (other than the financial institution serving as Collateral Agent) at which the Borrower or any of its Subsidiaries maintains any deposit account as of the date hereof, including any disbursement accounts, and such Schedule correctly identifies the name, address and telephone number of each such depository and the name in which the account is held.

         Section 3.21. No Regulatory Event. No Regulatory Event is pending or has occurred and is continuing and, to the knowledge of any Loan Party, no Regulatory Event is threatened against any Loan Party.

         Section 3.22. Trade Relations. There exists no actual or, to the knowledge of the Borrower, threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between any Loan Party and any customer or supplier that would prevent the Borrower and its Subsidiaries from conducting their business after the consummation of the financing contemplated by this Agreement in substantially the same manner as conducted on the Effective Date.

         Section 3.23. Material Agreements. As of the Effective Date, (i)
Schedule 3.23 lists all Material Agreements, (ii) except as identified on
Schedule 3.23, each Material Agreement is in full force and effect and is enforceable by the Borrower or such Subsidiary, as applicable, that is a party thereto in accordance with its terms, and (iii) to the knowledge of the Borrower, no other party to any Material Agreement is in breach or default thereunder in any material respect or has given notice of termination or cancellation of any Material Agreement. True, correct and complete copies of all Material Agreements have been delivered to the Collateral Agent and the Lenders.

         Section 3.24. Colorado Subsidiaries. As of the Effective Date, the Colorado Subsidiaries do not own or lease any material assets nor do they have any material obligations (contingent or otherwise) or liabilities.

                                   ARTICLE IV.
                                   Conditions

         Section 4.01. Effective Date. The obligations of the Lenders to make Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

                  (a) The Collateral Agent and each Lender (or their respective counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to such Person (which may include facsimile transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

                  (b) The Collateral Agent and each Lender shall have received a favorable written opinion (addressed to the Collateral Agent and the Lenders and dated the Effective Date) of Haynes and Boone, LLP, counsel for the Borrower, substantially in the form of Exhibit E-1, and (ii) of Kelly, Drye & Warren LLP, regulatory counsel for the Borrower, substantially in the form of Exhibit E-2, and, in the case of each such opinion required by this paragraph, and covering such other matters relating to the Loan Parties, the Loan Documents or the Transactions as the any Lender may reasonably request. The Borrower hereby requests such counsel to deliver such opinions.

                  (c) The Collateral Agent and each Lender shall have received such documents and certificates as such Person or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance satisfactory to such Person and its counsel.

                  (d) The Collateral Agent and each Lender shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

                  (e) The Collateral Agent and each Lender shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, (i) the upfront fee payable to JPMorgan Chase Bank described in the Summary of Proposed Terms and Conditions circulated by JPMorgan Chase Bank to the Borrower on September 6, 2002, (ii) the placement fees and expenses payable to J.P. Morgan Securities, Inc. pursuant to that certain letter agreement dated February 14, 2002, (iii) the upfront fees due and payable to GE Capital pursuant to that certain Commitment Letter dated September 12, 2002, and (iv) to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

                  (f) The Collateral Agent and each Lender shall have received counterparts of the Collateral Agreement signed on behalf of the Borrower and each Subsidiary Loan Party, together with the following:

                  (i) stock certificates representing all the outstanding shares of capital stock of each Subsidiary owned by or on behalf of any Loan Party as of the Effective Date after giving effect to the Transactions, promissory notes evidencing all intercompany Indebtedness owed to any Loan Party by the Borrower or any Subsidiary as of the Effective Date after giving effect to the Transactions and stock powers and instruments of transfer, endorsed in blank, with respect to such stock certificates and promissory notes;

                  (ii) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Collateral Agreement;

                  (iii) a completed Perfection Certificate dated the Effective Date and signed by an executive officer or Financial Officer of the Borrower, together with all attachments contemplated thereby, together with the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Collateral Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.03 or have been released; and

                  (iv) evidence that the account arrangements contemplated by the Collateral Agreement and Section 5.14 of this Agreement have been established.

                  (g) The Collateral Agent and each Lender shall have received evidence that the insurance required by Section 5.07 and the Security Documents is in effect.

                  (h) The Collateral Agent and each Lender shall have received counterparts of the Intercreditor Agreement in the form of Exhibit I signed on behalf of KPP, the Borrower and each Subsidiary Loan Party.

                  (i) The Borrower shall have received gross cash proceeds of not less than $9,000,000 from the issuance of the Subordinated Notes and the KPP Warrants. The terms and conditions of the Subordinated Notes and the KPP Warrants and the provisions of the Subordinated Note Documents (including, without limitation, all schedules and exhibits thereto) shall be satisfactory to the Lenders. The Collateral Agent and each Lender shall have received copies of the Subordinated Note Documents (including, without limitation, all schedules and exhibits thereto), certified by a Financial Officer as complete and correct.

                  (j) The Lenders shall have received a pro forma consolidated balance sheet of the Borrower as of December 31, 2001, reflecting all pro forma adjustments as if the Transactions had been consummated on such date, and such pro forma consolidated balance sheet shall be consistent in all material respects with the forecasts and other information previously provided to the Lenders. After giving effect to the Transactions, neither the Borrower nor any of its Subsidiaries shall have outstanding any Disqualified Equity or any Indebtedness, other than (i) Indebtedness incurred under the Loan Documents,
(ii) the Subordinated Notes, (iii) the KPP Warrants, and (iv) Indebtedness otherwise permitted by Section 6.02(a).

                  (k) The Collateral Agent and each Lender shall have received a completed Borrowing Base Certificate dated the Effective Date and signed by a Financial Officer of the Borrower, which Borrowing Base Certificate establishes a Borrowing Base on the Effective Date of at least $8,000,000.

                  (l) The Collateral Agent shall have received such consents, estoppels, subordination agreements and other documents and instruments executed by landlords and other

Persons party to material contracts relating to any Collateral as requested by the Collateral Agent or any Lender.

                  (m) The Collateral Agent shall have received evidence satisfactory to it and the Lenders that (i) all Indebtedness under the Existing Bank Credit Agreement, the Carney Loan Agreement and the ACT Acquisition Indebtedness shall have been repaid in full, (ii) all commitments under the such agreements have terminated, and (iii) all Liens on any Collateral securing any of such Indebtedness shall have been released.

The obligations of the Lenders to make Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 3:00 p.m., New York City time, on November 14, 2002 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

         Section 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

                  (a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct on and as of the date of such Borrowing (except to the extent such representations and warranties (i) expressly are limited to an earlier date, in which such representations and warranties shall be true and correct on and as of such earlier date, or (ii) have been expressly amended or waived in accordance with Section 9.02 of this Agreement, in which case such representations and warranties shall be true and correct as limited by such waiver or as so amended).

                  (b) At the time of and immediately after giving effect to such Borrowing, no Default shall have occurred and be continuing.

Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.

                                   ARTICLE V.
                              Affirmative Covenants

         Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Borrower covenants and agrees with the Lenders that:

         Section 5.01. Financial Statements and Other Information. The Borrower will furnish to the Collateral Agent and each Lender:

                  (a) within 90 days after the end of each fiscal year of the Borrower or such earlier date as required by applicable law to be filed with the SEC, its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG, LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

                  (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower or such earlier date as required by applicable law to be filed with the SEC, its unaudited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

                  (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.01, 6.02, 6.05 and 6.06, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the Borrower's audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

                  (d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

                  (e) within 30 days after the end of each calendar month, (i) a completed Borrowing Base Certificate calculating and certifying the Borrowing Base as of the last day of such calendar month, signed on behalf of the Borrower by a Financial Officer, (ii) a listing and aging by counterparty of (1) Eligible Accounts Receivable from transactions other than Direct Service Transactions,
(2) Estimated Eligible Accounts Receivable from transactions other than Direct Service Transactions, (3) Eligible Accounts Receivable from Direct Service Transactions and (4) Eligible Post-Petition Receivables, and (iii) all other back up documentation and information requested by the Collateral Agent or any Lender;

                  (f) by January 31 of each fiscal year of the Borrower, a consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such fiscal year and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available, any significant revisions of such budget;

                  (g) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or as distributed by the Borrower to its shareholders, as the case may be; and

                  (h) promptly after execution thereof, copies of any Material Agreement, and each material amendment thereto;

                  (i) concurrently with the delivery thereof or immediately upon the receipt thereof, as the case may be, copies of (x) all written reports and other information concerning the Borrower or any Subsidiary furnished to KPP or any subsequent holder of any Indebtedness under the Subordinated Note Documents or any holder of all or any part of the KPP Warrants (or any Equity Interests issued on any exercise thereof) and (y) any material correspondence from KPP or any such holder (including, without limitation, any notices of any default or potential default or any notices concerning any exercise of remedies or potential exercise of remedies);

                  (j) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Collateral Agent or any Lender may reasonably request; and

                  (k) upon the request of the Collateral Agent or any Lender, the Borrower shall deliver to the Collateral Agent and the Lenders copies of all regular or special reports and registration statements which Borrower or its Subsidiaries shall file with Governmental Authorities, the FCC, any PUC (or any successor thereto), the SEC or any securities exchange.

         Section 5.02. Notices of Material Events. The Borrower will furnish to the Collateral Agent and each Lender written notice promptly, and in any event within five (5) Business Days after, the following:

                  (a) the occurrence of any Default;

                  (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect, and any material development in any such action, suit or proceeding;

                  (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $500,000;

                  (d) the occurrence of any material default, or any proposed or threatened termination of, any Material Agreement or any default or event of default under any interconnection agreement;

                  (e) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect; or

                  (f) the filing or commencement by the Borrower or any Subsidiary of an action, suit or proceeding by or before any arbitrator or Governmental Authority that alleges any Commercial Tort Claim and requests the award of monetary damages in excess of $1,000,000.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.



         Section 5.03. Information Regarding Collateral.

                  (a) The Borrower will furnish to the Collateral Agent prompt written notice of any change (i) in any Loan Party's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Loan Party's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in any Loan Party's identity or corporate structure or (iv) in any Loan Party's Federal Taxpayer Identification Number or Organizational Identification Number. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral.

                  (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of
Section 5.01, the Borrower shall deliver to the Collateral Agent a certificate of a Financial Officer of the Borrower (i) either updating any information in the Perfection Certificate delivered on the Effective Date that has changed since the delivery of such Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office necessary to protect and perfect the security interests under the Collateral Agreement for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

                  Section 5.04. Existence; Conduct of Business. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.04. The Borrower shall and shall cause its Subsidiaries to continue to engage solely in the telecommunications business and shall acquire and maintain in full force and effect all rights, privileges, franchises and licenses necessary therefor (including any license or authorization required by the FCC or any PUC) material to the conduct of their business. The Borrower shall and shall cause its Subsidiaries to maintain in force and renew, as necessary, all Right-of-Way Agreements material to the conduct of their business and shall use their best efforts to obtain such consents of other parties to any such Right-of-Way Agreement as the Collateral Agent or the Lenders shall reasonably deem necessary or advisable to protect the Lien of the Collateral Agent on and access to the Network, the Collateral and the Right-of-Way.

         Section 5.05. Payment of Obligations. The Borrower will, and will cause each of its Subsidiaries to, pay its Indebtedness (subject to the Intercreditor Agreement and Section 6.09(b) of this Agreement) and other obligations, including Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

         Section 5.06. Maintenance of Properties. The Borrower will, and will cause each of its Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

         Section 5.07. Insurance. The Borrower will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurance companies (a) insurance in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required to be maintained pursuant to the Security Documents. The Borrower will furnish to the Lenders and the Collateral Agent, promptly upon request therefor by any such Person, information in reasonable detail as to the insurance so maintained.

         Section 5.08. Casualty and Condemnation. The Borrower (a) will furnish to the Collateral Agent and the Lenders prompt written notice of any casualty or other insured damage to any Collateral with a fair market value in excess of $500,000 or the commencement of any action or proceeding for the taking of any Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding; and (b) will ensure that the Net Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement and the Security Documents.

         Section 5.09. Books and Records; Inspection and Audit Rights.

                  (a) The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit any representatives or agents designated by the Collateral Agent or any

Lender, upon reasonable prior notice, to visit and inspect its properties and the collateral, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested and at the sole expense of the Borrower.

                  (b) The Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Collateral Agent or any Lender (including any consultants, accountants, lawyers and appraisers retained by the Collateral Agent or any Lender) to conduct evaluations and appraisals of the Collateral and the Borrower's computation of the Borrowing Base and the assets included in the Collateral, all at such reasonable times and as often as reasonably requested, but in no event more than four times in any twelve month period unless an Event of Default shall have occurred. The Borrower shall pay the reasonable fees and expenses of any representatives retained by the Collateral Agent or any Lender to conduct any such evaluation or appraisal. The Borrower also agrees to modify or adjust the computation of the Borrowing Base (which may include maintaining additional reserves or modifying the eligibility criteria for the components of the Borrowing Base) to the extent required by the Collateral Agent or as a result of any such evaluation or appraisal.

         Section 5.10. Compliance with Laws. The Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (including all Environmental Laws), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         Section 5.11. Use of Proceeds. The proceeds of the Term Loans, together with the proceeds of the Subordinated Notes, will be used only (a) to refinance existing Indebtedness of the Borrower and to pay fees and expenses payable in connection with the Transactions and (b) for working capital. The proceeds of the Revolving Loans will be used only for working capital and other general corporate purposes and to pay fees and expenses payable in connection with the Transactions. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

         Section 5.12. Additional Subsidiaries. If any additional Subsidiary is formed or acquired after the Effective Date, the Borrower will notify the Collateral Agent and the Lenders thereof and (a) the Borrower will cause such Subsidiary to become a party to the Collateral Agreement within three Business Days after such Subsidiary is formed or acquired and promptly take such actions to create and perfect Liens on such Subsidiary's assets to secure the Obligations as the Collateral Agent or the Required Lenders shall reasonably request and (b) if any Equity Interest in or Indebtedness of such Subsidiary are owned by or on behalf of any Loan Party, the Borrower will cause such Equity Interests and promissory notes evidencing such Indebtedness to be pledged pursuant to the Collateral Agreement within three Business Days after such Subsidiary is formed or acquired.

         Section 5.13. Further Assurances.

                  (a) The Borrower will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Collateral Agent or any Lender may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties. The Borrower also agree to provide to the Collateral Agent and each Lender, from time to time upon request, evidence reasonably satisfactory to the Collateral Agent and each Lender as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

                  (b) If any material assets (including any real property or improvements thereto or any interest therein) are acquired by the Borrower or any Subsidiary Loan Party after the Effective Date (other than assets constituting Collateral under the Collateral Agreement that become subject to the Lien of the Collateral Agreement upon acquisition thereof), the Borrower will notify the Collateral Agent and the Lenders thereof, and, if requested by the Collateral Agent or the Required Lenders, the Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Collateral Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties.

         Section 5.14. Deposit Accounts. The Borrower shall maintain its principal deposit accounts with the Collateral Agent during the term of this Agreement. All deposit accounts not maintained with the Collateral Agent (other than the deposit accounts specified on Schedule 5.21) shall be subject to control agreements in form and substance satisfactory to the Collateral Agent.

         Section 5.15. Federal and Other Governmental Contracts. Upon entering into any contract that is subject to the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C.Section 3727 et seq.), or any similar acts, the Borrower shall immediately notify the Collateral Agent that it has entered into such contract and shall immediately take and cause each Subsidiary to take all actions necessary to cause the Collateral Agent to have a valid first priority security interest in all such contracts, or otherwise provide evidence satisfactory to the Collateral Agent that no actions are necessary to create and perfect such security interest or to comply with such act(s).

         Section 5.16. Government Authorizations; Regulatory Authorizations, Etc.. The Borrower shall and shall cause its Subsidiaries to at all times obtain and maintain in force all of its material Regulatory Authorizations and Permits and all material registrations, qualifications, designations, declarations and other filings with, any Governmental Authority necessary in (i) the conduct of its business in its present state of Network construction and (ii) connection with execution and delivery of this Agreement, the Notes or any other Loan Document, the consummation of the transactions herein or therein contemplated, the performance of or compliance with the terms and conditions hereof or thereof or to ensure the legality, validity and enforceability hereof or thereof. The Borrower shall and shall cause its Subsidiaries to promptly provide the Collateral Agent and the Lender a copy of each material Regulatory Authorization or Permit obtained after the date hereof, together with an update of Schedule 3.17 reflecting the addition thereof and, if so requested by the Collateral Agent or any Lender, an opinion of regulatory counsel substantially in the form of Exhibit E-2 attached hereto to the effect that the relevant Loan Party has all relevant Regulatory Authorizations and Permits necessary for the operation of its business, but in no event shall such an opinion of regulatory counsel be requested more than one time in any twelve month period unless a Default or Event of Default shall have occurred and be continuing.

         Section 5.17. Site Leases. The Borrower shall and shall cause its Subsidiaries to maintain in force and renew all Site Leases except where the failure to do so could not be reasonably expected to cause a Material Adverse Effect. Unless otherwise approved by the Collateral Agent in writing, any Site Lease entered into after the date hereof for all Sites where the aggregate cost of the Collateral to be located at such Site exceeds $500,000 shall require that the Collateral Agent be given notice of default and the right to elect to cure defaults and/or assume such agreement upon such Person's default thereunder upon the occurrence and during the continuation of an Event of Default under this Agreement.

         Section 5.18. Landlord Consents. The Borrower shall and shall cause its Subsidiaries to obtain and keep effective a landlord consent in form and substance satisfactory to the Collateral Agent for any real property location (excluding correctional facilities) on which any such Person keeps (i) its principal books and records, including, without limitation, its chief executive office, (ii) equipment with an aggregate purchase price of $250,000 or more (as determined by the Collateral Agent in its sole discretion), or (iii) any equipment which is an integral part of the Network (as determined by the Collateral Agent or the Lenders in their sole discretion), in each case unless otherwise approved by the Collateral Agent and GECC (if GECC is a Lender) in writing.

         Section 5.19. Upgrade of Equipment. The Borrower shall, and shall cause each of its Subsidiaries to, update the Software customarily used in equipment of the same type as the equipment utilized by the Borrower and its Subsidiaries in the Telecommunication Business and update the Software utilized in other equipment, in each case to the extent reasonably necessary for the operation of the business of the Borrower and its Subsidiaries. The Borrower shall, and shall cause each of its Subsidiaries to, maintain the Equipment in good working order in accordance with established maintenance procedures such that the Equipment used in the Telecommunication Business performs to published specifications and to upgrade its functionality to include batch change supplements releases generally available to customers of such Loan Party or the applicable vendor, as the case may be, and batch change supplements upgrades included in the original purchase price of the purchase agreement for such equipment and perform updates and maintenance on other equipment to the extent reasonably necessary for the operation of business of the Loan Parties and their respective Subsidiaries.

         Section 5.20. Environmental Laws.

                  (a) The Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except to the extent that the failure to do so would not cause a Material Adverse Effect.

                  (b) The Borrower will, and will cause each of its Subsidiaries to, conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions, required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings would not cause a Material Adverse Effect.

         Section 5.21. Post Closing Matters. The Borrower shall, and shall cause each applicable Subsidiary to, take each action or obtain each approval specified on Schedule 5.21 attached hereto within the time period specified on such Schedule 5.21.



                                  ARTICLE VI.
                               Negative Covenants

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, the Borrower covenants and agrees with the Lenders that:

         Section 6.01. Financial Covenants.

                  (a) Leverage Ratio. The Leverage Ratio shall not exceed (i)
2.00 to 1.00 at any time from the Effective Date through and including December 31, 2003, or (ii) 1.50 to 1.00 at any time thereafter.

                  (b) Capitalization Ratio. Total Indebtedness shall not exceed 55% of Total Capitalization at any time.

                  (c) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio shall not be less than 1.25 to 1.00 at any time.

                  (d) Capital Expenditures. The Borrower will not, and will not permit any Subsidiary to, make or commit to make any Capital Expenditures except Capital Expenditures of the Borrower and its Subsidiaries not exceeding in the aggregate (i) during the fiscal year of the Borrower ending December 31, 2002, $7,000,000 and (ii) during any fiscal year thereafter, the sum of (A) $6,000,000, plus (B) an amount equal to 50% of the positive remainder, if any, of (x) EBITDA for the fiscal year most recently ended prior to such date, minus
(y) $15,000,000; provided, that up to 25% of any amount not so expended during any fiscal year for which it is permitted may be carried over for expenditure during any immediately succeeding fiscal year (but not to other successive fiscal years).


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


         Section 6.02. Indebtedness; Sales or Issuances of Equity Securities.

                  (a) The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

                  (i) Indebtedness created under the Loan Documents, Interest Rate Protection Agreements permitted by Section 6.08, and Deposit Obligations held by any Lender or any Affiliate of any Lender;

                  (ii) Indebtedness created under the Subordinated Note Documents (other than Put Notes); provided that the Intercreditor Agreement is in effect;

                  (iii) Guarantees by any Loan Party of Indebtedness of any other Loan Party otherwise permitted by this Section 6.02(a); provided that no Loan Party may execute or permit any Guarantee relating to any Subordinated Note Document to exist unless the Intercreditor Agreement is in effect;

                  (iv) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition of any equipment, real property or other fixed assets, including Capital Lease Obligations; provided that (A) the acquisition of such equipment, real property or other fixed asset is permitted by clause (d) of Section 6.01, and (B) such Indebtedness is incurred prior to or within 90 days after such acquisition;

                  (v) other Indebtedness of the Borrower and its Subsidiaries not permitted by clauses (i) through (iv) above; provided, that the Indebtedness permitted by this clause (v) shall not (x) exceed $2,000,000 in aggregate principal amount outstanding at any one time,
         (y) be incurred during the continuance of a Default or Event of Default, and (z) include any Put Notes; and

                  (vi) Indebtedness of the Borrower to any Subsidiary Loan Party (other than Newco) and of any Subsidiary Loan Party to the Borrower or any other Subsidiary Loan Party (other then Newco); provided that such Indebtedness to the Borrower or any Subsidiary Loan Party shall be subject to Section 6.05(d).

                  (b) The Borrower will not, and will not permit any Subsidiary to, issue any Equity Interests to any Person except (i) the Borrower may issue and sell Equity Interests other than Disqualified Equity Interests so long as the Net Proceeds therefrom are applied as may be required by Section 2.09(e),
(ii) the Borrower may issue the KPP Warrants on the Effective Date, and (iii) any Subsidiary may issue Equity Interests to the Borrower or a Subsidiary Loan Party so long as the relevant provisions of the Security Documents and Sections
5.12 and 5.13 are complied with in full and provided such Investment is permitted by Section 6.05.

         Section 6.03. Liens. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any state or under any similar recording or notice statute, or agree to do any of the foregoing, other than the following:

                  (a) Liens created under the Loan Documents;

                  (b) Permitted Encumbrances;

                  (c) any Lien on any property or asset of the Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 6.03; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

                  (d) Liens securing Indebtedness permitted by clause (iv) of
Section 6.02(a), provided, that, (i) any such Lien shall attach to the property acquired with such Indebtedness concurrently with or within 90 days after the acquisition thereof by the Borrower or such Subsidiary, (ii) the Indebtedness secured thereby does not exceed the lesser of (x) the fair market value of the property acquired with such Indebtedness at the time of such acquisition, and
(y) the cost thereof to the Borrower or such Subsidiary, and (iii) such Lien shall not encumber any other property (other than the proceeds of, or accessions to such acquired property) of the Borrower or any Subsidiary; and

                  (e) Liens securing the Indebtedness under the Subordinated Note Documents (other than the Equity Documents (as defined in the Securities Purchase Agreement) and any Put Notes) provided that (i) such Liens are junior and subordinate in priority to the Liens created under the Loan Documents, and
(ii) the Intercreditor Agreement is in effect.

         Section 6.04. Fundamental Changes.

                  (a) The Borrower will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, or acquire a new Person or line of business (other than as permitted by clause (g) or (h) of Section 6.05 below), or agree to do any of the foregoing, except that, if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing (i) any Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation and (ii) any Subsidiary (other than a Subsidiary Loan Party) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders.

                  (b) The Borrower will not, and will not permit any of its Subsidiaries to, engage in any business other than the Business.

         Section 6.05. Investments, Loans, Advances, Guarantees and Acquisitions. The Borrower will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a Wholly Owned Subsidiary prior to such merger) any Equity Interests in or evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or make or commit to make any Acquisition (each of the foregoing, an "Investment"), except:

                  (a) Permitted Investments;

                  (b) Investments existing on the date hereof and set forth on
Schedule 6.05;

                  (c) Investments by the Borrower and its Subsidiaries in Equity Interests in their respective Subsidiaries (other than Newco); provided that (i) any such Equity Interests held by a Loan Party shall be pledged pursuant to the Collateral Agreement, (ii) neither the Borrower nor any Subsidiary shall have any Foreign Subsidiaries, (iii) each Subsidiary formed or acquired after the Effective Date (other than Newco) shall be a Wholly Owned Subsidiary, (iv) no such Investment shall be used, directly or indirectly, to acquire (in one transaction or a series of transactions) any assets of any other Person constituting or all or a material portion of the assets of any Person or any business unit thereof (other than as permitted by clause (b) of Section 6.06) and (v) no Investments in excess of $1,000 in the aggregate may be made to any Subsidiary until such Subsidiary is a Loan Party;

                  (d) loans or advances made by the Borrower to any Subsidiary Loan Party (other than Newco) and made by any Subsidiary to the Borrower or any Subsidiary Loan Party; provided that any such loans and advances made to a Loan Party by a Subsidiary which is not a Loan Party shall be subordinated to the prior payment in full of the Obligations on terms and conditions acceptable to the Required Lenders;

                  (e) Guarantees by Loan Parties expressly permitted by Section 6.02(a);

                  (f) Indebtedness or Equity Interests received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

                  (g) Borrower's purchase of Equity Interests in, and extension of equipment financing to, a newly formed entity ("Newco") that will purchase all or substantially all of the assets of Revenue Communications, Inc., a Texas corporation; provided, that (i) all of Borrower's Equity Interests in Newco shall be pledged pursuant to the Collateral Agreement; (ii) any Indebtedness of Newco to Borrower shall be pledged pursuant to the Collateral Agreement; (iii) the sum of (x) the purchase price of Borrower's Equity Interests in Newco, plus
(y) the principal amount of all equipment financing provided by Borrower to Newco, shall not exceed $1,000,000 in the aggregate; (iv) all such investments shall be made substantially on the terms described on Schedule 6.05(g); and (v) the consummation of such transactions occur within six (6) months of the Effective Date;

                  (h) Acquisitions other than the Acquisition described in clause (g) above; provided, that (i) the aggregate purchase price with respect all Acquisitions permitted by this clause (h) shall not, when added to the aggregate Investments in Newco permitted by clause (i) below, shall not exceed $1,000,000 in the aggregate in any fiscal year or $2,000,000 in the aggregate after the Effective Date, (ii) no Acquisition may be made after the occurrence and during the continuance of a Default or Event of Default, and (iii) the Borrower may not, and may not permit any of its Subsidiaries to, make, or commit to make, an Acquisition of any Person (including pursuant to any merger with any Person that was not a Wholly Owned Subsidiary prior to such merger) if the EBITDA of such acquired Person for the twelve months most recently ended immediately prior to such Acquisition (calculated consistently with the calculations of EBITDA for the Borrower and its Subsidiaries in this Agreement) is less than zero; and

                  (i) Investments in Newco not permitted by clause (g) above; provided, that (i) the Investments permitted by this clause (i) shall not exceed $250,000 in the aggregate, and (ii) no Investment may be made after the occurrence and during the continuance of a Default or Event of Default.

         Section 6.06. Asset Sales. The Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, or agree to do any of the foregoing, except:

                  (a) sales of inventory, obsolete equipment no longer used in the business of such Person or any Loan Party and Permitted Investments in the ordinary course of business;

                  (b) sales, transfers and dispositions to the Borrower or a Subsidiary Loan Party (other than Newco); and

                  (c) sales, transfers and other dispositions of assets (other than Equity Interests in a Subsidiary) that are not permitted by any other clause of this Section; provided that the aggregate value of all assets sold, transferred or otherwise disposed of in reliance upon this clause (c) shall not exceed any of the following: (i) $500,000 during any fiscal year; (ii) ten percent (10%) of Consolidated Tangible Assets (as set forth on the most recent consolidated balance sheet of the Borrower and its Subsidiaries determined in accordance with GAAP) during any period of 12 consecutive months, and (iii) twenty-five percent (25%) of Consolidated Tangible Assets (as set forth on the most recent consolidated balance sheet of the Borrower and its Subsidiaries determined in accordance with GAAP) during the period from the Effective Date through the date of such disposition;

provided, further, in each case, that all sales, transfers, leases and other dispositions permitted hereby (other than those permitted by clause (b) above) shall be made for fair market value and solely for cash consideration.

         Section 6.07. Sale and Leaseback Transactions. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred.

         Section 6.08. Hedging Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any Hedging Agreement except Interest Rate Protection Agreements that are on such terms and with such parties as shall be reasonably satisfactory to the Collateral Agent and GE Capital (if GE Capital is a Term Lender hereunder). In the event that the Collateral Agent has approved any Interest Rate Protection Agreement pursuant to the immediately preceding sentence but GE Capital has not responded as to whether such Interest Rate Protection Agreement is reasonably satisfactory to GE Capital, the Collateral Agent may, by written notice to GE Capital, request that GE Capital advise the Collateral Agent as to whether such Interest Rate Protection Agreement is reasonably satisfactory to GE Capital. If GE Capital fails to respond to any such request within five (5) Business Days of the date such request is delivered to it, the applicable Interest Rate Protection Agreement shall be deemed reasonably acceptable to GE Capital.

         Section 6.09. Restricted Payments; Certain Payments of Indebtedness.

                  (a) The Borrower will not, and will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except Subsidiaries may declare and pay dividends ratably with respect to their capital stock.

                  (b) The Borrower will not, and will not permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

                  (i) payment of Indebtedness created under the Loan Documents;

                  (ii) so long as no Event of Default has occurred and is continuing or will exist immediately thereafter, payment of (x) regularly scheduled principal and interest payments as and when due in respect of any Indebtedness permitted by clauses (iv) and (v) of
         Section 6.02(a), and (y) regularly scheduled interest payments in respect of the Subordinated Notes not prohibited by the Intercreditor Agreement; provided that any interest on the Subordinated Notes accruing at a rate in excess of 13.00% per annum must be paid in kind through the issuance of additional Subordinated Notes;

                  (iii) so long as no Event of Default has occurred and is continuing or will exist immediately thereafter, refinancings of Indebtedness permitted by clauses (iv) and (v) of Section 6.02(a) to the extent that the incurrence of such refinancing Indebtedness is permitted by either clause (iv) or (v) of Section 6.02(a); and

                  (iv) so long as no Event of Default has occurred and is continuing or will exist immediately thereafter, payment to a Loan Party of intercompany Indebtedness permitted by clause (vi) of Section 6.02(a).

         Section 6.10. Transactions with Affiliates. The Borrower will not, and will not permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any officer, director, stockholder or other Affiliate, except transactions in the ordinary course of business and upon fair and reasonable terms that are no less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties; provided, that nothing contained in this
Section 6.10 shall prohibit:

                  (a) transactions described on Schedule 6.10 or otherwise expressly permitted under this Agreement;

                  (b) the payment by the Borrower of reasonable and customary fees to members of the Borrower's board of directors; and

                  (c) transactions among the Loan Parties.

         Section 6.11. Restrictive Agreements. The Borrower will not, and will not permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or
(b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document or Subordinated Note Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.11 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause
(a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

         Section 6.12. Amendment of Material Documents. The Borrower will not, and will not permit any Subsidiary to, amend, modify or waive any of its rights under (a) any Subordinated Note Document, or (b) its certificate of incorporation, by-laws or other organizational documents.

         Section 6.13. Committed Revolving Facility. The Borrower will not at any time fail to maintain a Committed Revolving Facility.

         Section 6.14. Fiscal Year. The Borrower will not, and will not permit or cause any of its Subsidiaries to, change the ending date of its fiscal year to a date other than December 31.

         Section 6.15. Accounting Changes. Other than as permitted pursuant to
Section 1.04, the Borrower will not, and will not permit or cause any of its Subsidiaries to, make or permit any material change in its accounting policies or reporting practices, except (i) as may be required by GAAP or (ii) as the Borrower's independent auditor may recommend and as reasonably consented to by the Required Lenders.

                                  ARTICLE VII.
                                Events of Default

         If any of the following events ("Events of Default") shall occur:

                  (a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

                  (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days;

                  (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been materially incorrect when made or deemed made;

                  (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.04 (with respect to the existence of the Borrower or any Significant Subsidiary), 5.07, 5.11,
5.14 or 5.21 or in Article VI;

                  (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure is not remedied or waived within 15 days after the earlier of (i) a Responsible Officer becoming aware thereof, or (ii) receipt by the Borrower of notice from the Collateral Agent or any Lender of such default;

                  (f) the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Indebtedness (other than the Loans), when and as the same shall become due and payable; provided, that the outstanding amount of such Indebtedness exceeds $500,000, individually, or $1,000,000, in the aggregate;

                  (g) any event or condition occurs that results in any Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any such Indebtedness or any trustee or agent on its or their behalf to cause any such Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided, that the outstanding amount of such Indebtedness exceeds $500,000, individually, or $1,000,000, in the aggregate;

                  (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                  (i) the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

                  (j) the Borrower or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

                  (k) one or more judgments for the payment of money in an amount in excess of $150,000 (to the extent not fully covered by insurance) shall be rendered against the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Subsidiary to enforce any such judgment;

                  (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

                  (m) one or more liens, levies or assessments exceeding $250,000 in the aggregate is filed or recorded with respect to or otherwise imposed upon all or any material part of the assets of the Borrower or any of its Subsidiaries by any Governmental Authority (other than Permitted Encumbrances);

                  (n) any order, judgment or decree is entered against the Borrower or any of its Subsidiaries decreeing the dissolution or split up of the Borrower or any of its Subsidiaries and such order remains undischarged or unstayed for a period in excess of thirty (30) days;

                  (o) the Borrower or any of its Subsidiaries is enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of its business, such order continues for more than thirty (30) days and could reasonably be expected to have a Material Adverse Effect;

                  (p) the Borrower or any of its Subsidiaries fails to: (i) obtain or maintain any operating licenses or permits required by applicable Environmental Law; (ii) begin, continue or complete any remediation activities as required by any applicable Environmental Law; (iii) store or dispose of any Hazardous Materials in accordance with applicable Environmental Laws; or

(iv) comply with any other applicable Environmental Laws; if any of the foregoing failures could reasonably be expected to have a Material Adverse Effect;

                  (q) any material damage to, or loss, theft or destruction of, any material assets of the Borrower or any of its Subsidiaries, taken as a whole, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than 15 consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Borrower or any of its Subsidiaries, if any such event or circumstance could reasonably be expected to have a Material Adverse Effect;

                  (r) the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Borrower or any of its Subsidiaries, or any other action shall be taken by any Governmental Authority in response to any alleged failure by the Borrower or any of its Subsidiaries to be in compliance with applicable law, regulation or order if such loss, suspension, revocation or failure to renew or action, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

                  (s) any Subsidiary Loan Party shall cease to be bound by, or shall assert that it is no longer bound by any Loan Document (except as otherwise permitted by the terms of this Agreement);

                  (t) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document (except with respect to Collateral sold, transferred or otherwise disposed of in a transaction permitted under the Loan Documents); or

                  (u) a Change in Control shall occur;

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Collateral Agent shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) upon the direction of the Required Revolving Credit Lenders, terminate the Revolving Credit Commitments and/or declare the principal and interest on the Revolving Loans to be forthwith due and payable in whole or in part (in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and/or (ii) upon the direction of the Required Term Lenders, terminate the Term Commitments and/or declare the principal and interest on the Term Loans to be forthwith due and payable in whole or in part (in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and, in each case, thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, anything in the Loan Documents to the contrary notwithstanding; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued


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hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Such actions may be taken in addition to any other rights or remedies that the Collateral Agent or the Lenders may have under the Loan Documents or applicable law. Upon any Event of Default, the Collateral Agent may, and at the request of the Required Lenders shall, exercise, on behalf of itself and the Lenders, all rights and remedies available to it or the Lenders under the Loan Documents or applicable law. All proceeds of Collateral and other collections received by the Collateral Agent or any Lender after maturity of the Notes, whether by acceleration or otherwise, shall be applied, as follows: first, to the payment of amounts owing to the Collateral Agent under Section
9.03 of this Agreement and the other Loan Documents (excluding any such costs, expenses or amounts which have theretofore been reimbursed); second, to the payment of all fees, costs and expenses of the Lenders incurred in connection with the enforcement of their rights and remedies under the Loan Documents (including, without limitation, fees, costs and expenses incurred in connection with evaluating any such rights or remedies); third, to the Lenders, ratably, in accordance with the respective amounts of (1) Obligations constituting the then aggregate unpaid principal amount of the Loans, together with all accrued and unpaid interest thereon at such time, and (2) amounts due under any Interest Rate Protection Agreement with any Lender other than termination payments, break-funding costs and fees, without priority of one over the other; fourth, to the Lenders, ratably, in accordance with the respective amounts of (1) Obligations constituting the amount of all commitment fees, break-funding costs and other amounts then owing to the Lenders under the Credit Agreement, and (2) amounts due under any Interest Rate Protection Agreement with any Lender constituting termination payments, break funding costs and fees, without priority of one over the other; fifth, to the payment to the Lenders, ratably, in accordance with the respective amounts of all other Obligations; and thereafter, to the Borrower or other applicable Loan Party or as otherwise may be required by applicable law. For purposes of this paragraph, the term Lender shall include any Affiliate of any Lender that is a party to an Interest Rate Protection Agreement or a holder of Deposit Obligations and the Obligations owed to each Lender that is party to an Interest Rate Protection Agreement shall be deemed outstanding in an amount equal to the net amount owed to such Lender under such Interest Rate Protection Agreement.

                                  ARTICLE VIII.
                              The Collateral Agent

         Each of the Lenders hereby irrevocably appoints the Collateral Agent as its agent and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

          The institution serving as the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Collateral Agent, and such institution and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Collateral Agent hereunder.

          The Collateral Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing (a) the Collateral


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


Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Collateral Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in
Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Collateral Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the institution serving as Collateral Agent or any of its Affiliates in any capacity. The Collateral Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct. The Collateral Agent shall not be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Collateral Agent by the Borrower or a Lender, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent.

          The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          The Collateral Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Collateral Agent and any such sub-agent.

          Subject to the appointment and acceptance of a successor the Collateral Agent as provided in this paragraph, the Collateral Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days


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


after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Lenders, appoint a successor Collateral Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. After the Collateral Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Collateral Agent. The Borrower shall pay the fees of any such successor Collateral Agent in an amount not exceeding fees generally charged by such successor Collateral Agent to other Persons for rendering similar services.

          Each Lender acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

                                   ARTICLE IX.
                                  Miscellaneous

         Section 9.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

                  (a) if to the Borrower, to it at 2155 Chenault Drive, Suite 410, Carrollton, Texas 75006, Attention of Wayne Johnson (Facsimile No. (972) 236-6978);

                  (b) if to the Collateral Agent, to JPMorgan Chase Bank, 2200 Ross Avenue, 5th Floor, Dallas, Texas, 75201, Attention of David Nolet (Facsimile No. (214) 965-2884); with copy to General Electric Capital Corporation, 401 Merritt Seven, Suite 23, Norwalk, CT 06856, Attention of Portfolio Manager (Facsimile No. (203) 229-1955); and

                  (c) if to any Lender, to it at its address (or facsimile number) set forth on Schedule 9.01 or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment and/or Loans, as applicable.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.


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


         Section 9.02. Waivers; Amendments.

                  (a) No failure or delay by the Collateral Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent or any Lender may have had notice or knowledge of such Default at the time.

                  (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.16(c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), (vi) release any Subsidiary Loan Party from its Guarantee under the Collateral Agreement (except as expressly provided in the Collateral Agreement), or limit its liability in respect of such Guarantee, without the written consent of each Lender, (vii) release all or substantially all of the Collateral from the Liens of the Security Documents, without the written consent of each Lender, or (viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each affected Class; provided further that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Collateral Agent without the prior written consent of the Collateral Agent, and (B) each Revolving Lender may, without the consent of the Required Lenders, extend its Revolving Commitment hereunder


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


from time to time pursuant to an agreement or agreements in writing entered into with the Borrower that do not otherwise amend or modify this Agreement or any other Loan Document.

         Section 9.03. Expenses; Indemnity; Damage Waiver.

                  (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Collateral Agent, the Lenders and their respective Affiliates, including the reasonable fees, charges and disbursements of counsel for the Collateral Agent and the Lenders, in connection with the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all out-of-pocket expenses incurred by the Collateral Agent or any Lender, including the fees, charges and disbursements of any counsel for the Collateral Agent or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

                  (b) The Borrower shall indemnify the Collateral Agent, each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee ") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby,
(ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence, migration or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower or any of its Subsidiaries at any time before the Release Date applicable thereto, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. The term "Release Date" as used in this paragraph (b) means the earlier of the following two dates: (x) the date on which all Obligations have been paid and performed in full and all Collateral has been released, or (y) with respect to property currently or formerly owned or operated by the Borrower or any of its Subsidiaries, the date on which any lien in favor of the Collateral Agent encumbering such property is fully and finally foreclosed or a conveyance by deed in lieu of such foreclosure is fully and finally effective, and possession of such property has been given to the purchaser or grantee thereof free of occupancy and claims to occupancy by the Borrower, any Subsidiary and any of their respective representatives, successors and assigns; provided, that if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have occurred until such challenge is rejected, dismissed or withdrawn with prejudice. The indemnities in this paragraph (b) shall not terminate upon the Release Date or


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


upon the release, foreclosure or other termination of any Security Document but will survive the Release Date, foreclosure of such Collateral or conveyance in lieu of foreclosure, the repayment of the Obligations, the discharge and release of all Security Documents and all other Loan Documents, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

                  (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Collateral Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Collateral Agent such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Collateral Agent in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time.

                  (d) To the extent permitted by applicable law, the Borrower agrees not to assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.

                  (e) All amounts due under this Section shall be payable not later than 10 days after written demand therefor.

         Section 9.04. Successors and Assigns.

                  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Collateral Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that
(i) except in the case of an assignment to a Lender or an Affiliate of a Lender, each of the Borrower and the Collateral Agent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld, (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Collateral Agent) shall not be less than $2,000,000 unless each of the Borrower and the Collateral Agent otherwise consent, (iii) each partial assignment shall be made as an assignment


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


of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans, and (iv) the parties to each assignment shall execute and deliver to the Collateral Agent an Assignment and Acceptance; and provided further that any consent of the Borrower otherwise required under this paragraph shall not be required if an Event of Default has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

                  (c) The Collateral Agent, acting for this purpose as an agent of the Borrower, shall maintain a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Collateral Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee and any written consent to such assignment required by paragraph (b) of this Section, the Collateral Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                  (e) Any Lender may, without the consent of the Borrower or the Collateral Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Collateral Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant,


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


agree to any amendment, modification or waiver described in the first proviso to
Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and 2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.16(c) as though it were a Lender.

                  (f) A Participant shall not be entitled to receive any greater payment under Section 2.13 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.15 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.15(e) as though it were a Lender.

                  (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         Section 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Collateral Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.13, 2.14, 2.15 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

         Section 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Collateral Agent or any Lender constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Collateral Agent and when the Collateral Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

         Section 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         Section 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, the Collateral Agent, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Person to or for the credit or the account of the Borrower against any of and all the Obligations, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights under this Section are in addition to other rights and remedies (including other rights of setoff) which such Persons may have.

         Section 9.09. Governing Law; Jurisdiction; Consent to Service of Process. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  (a) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction.

                  (b) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or here-after have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01 and, in the case of the Borrower, by certified mail, return receipt requested, on CT Corporation System, located at 111 Eighth Avenue, New York, New York 10011, and the Borrower hereby appoints CT Corporation System as its agent to receive such service of process. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against the Borrower if given by registered or certified mail, return receipt requested, or by any other means or mail which requires a signed receipt, postage prepaid, mailed as provided above. In the event CT Corporation System shall not be able to accept service of process as aforesaid and if the Borrower shall not maintain an office in New York City, the Borrower shall promptly appoint and maintain an agent qualified to act as an agent for service of process with respect to the courts specified in paragraph (a) of this Section, and acceptable to the Collateral Agent, as the Borrower's authorized agent to accept and acknowledge on the Borrower's behalf service of any and all process which may be served in any such action, suit or proceeding. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         Section 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         Section 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

         Section 9.12. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Obligation, together with all fees, charges and other amounts which are treated as interest on such Obligation under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Person holding such Obligation in accordance with applicable law, the rate of interest payable in respect of such Obligation, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Obligation but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Person in respect of other Obligation or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Persons.

     [REMAINDER OF PAGE IS INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                 T-NETIX, INC.

                                    By:
                                       -----------------------------------------
                                             Name:    Thomas E. Larkin
                                             Title:   President


                                    JPMORGAN CHASE BANK, individually and as Collateral Agent,

                                    By:
                                       -----------------------------------------
                                             Name:    Mae Reeves
                                             Title:   Vice President


                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By:
                                       -----------------------------------------
                                             Name:    Jason Soto
                                             Title:   Vice President

                                                                       EXHIBIT A

                            FORM OF BORROWING REQUEST

                                                         Date: __________, _____
JPMorgan Chase Bank

as Collateral Agent
2200 Ross Avenue, 5th Floor,
Dallas, Texas, 75201
Attn:  David Nolet

Facsimile:  (214) 965-2884



         Re: Credit Agreement, dated as of November 14, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among T-NETIX, Inc. (the "Borrower"), the banks and other financial institutions and entities from time to time parties thereto (collectively, the "Lenders"), and JPMorgan Chase Bank, as Collateral Agent for the Lenders (in such capacity, the "Collateral Agent").

Ladies and Gentlemen:

                  The undersigned refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.03 of the Credit Agreement, of the Borrowing specified herein:

                  (1) The proposed Borrowing is to be a [TERM LOAN BORROWING] [REVOLVING LOAN BORROWING.]

                  (2) The aggregate amount of the proposed Borrowing is $_____________.

                  (3) The Business Day of the proposed Borrowing is ___________, ___.

                  (4) The proposed Borrowing is to be [A/AN] [EURODOLLAR BORROWING] [ABR BORROWING].



                               Exhibit A - Page 1

                  (5) [THE DURATION OF THE INITIAL INTEREST PERIOD FOR THE EURODOLLAR LOANS INCLUDED IN THE PROPOSED BORROWING SHALL BE [ONE] [TWO] [THREE] MONTHS.](1)

                  (6) The location and number of the Borrower's account to which the proceeds of such Borrowing are to be disclosed are as follows:

                           -----------------------------------------------

                           -----------------------------------------------

                           -----------------------------------------------

                  The Borrower hereby certifies that the following statements will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

                  (a) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects as though made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date);

                  (b) no Default or Event of Default exists or shall result from such proposed Borrowing; and

                  (c) since the Effective Date, no events have occurred that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                                      T-NETIX, INC.



                                      By:
                                         ---------------------------------------
                                               Name:
                                               Title:



--------
  (1)  To be included for a proposed Borrowing of Eurodollar Loans.



                                        Exhibit A - Page 2

                                                                       EXHIBIT B



                        FORM OF INTEREST ELECTION REQUEST



                                                           Date: _________, ____

JPMorgan Chase Bank
as Collateral Agent
2200 Ross Avenue, 5th Floor,
Dallas, Texas, 75201
Attn:  David Nolet

Facsimile:  (214) 965-2884

         Re: Credit Agreement, dated as of November 14, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among T-NETIX, Inc. (the "Borrower"), the banks and other financial institutions and entities from time to time parties thereto (collectively, the "Lenders"), and JPMorgan Chase Bank, as Collateral Agent for the Lenders (in such capacity, the "Collateral Agent").

Ladies and Gentlemen:

                  The undersigned refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.05 of the Credit Agreement, of the [CONVERSION] [CONTINUATION] of the Loans specified herein:

                  (1) The aggregate amount of [TERM LOAN BORROWINGS] [REVOLVING LOAN BORROWINGS] to be [CONVERTED] [CONTINUED] is $_____________.

                  (2) The Business Day of the [conversion] [continuation] is ____________, ____.

                  (3) The Loans referred to in (1) above are to be [CONVERTED INTO] [CONTINUED AS] [A/AN] [ABR BORROWING] [EURODOLLAR BORROWING].


                                        Exhibit B - Page 1

                  (4) [THE DURATION OF THE INITIAL INTEREST PERIOD FOR THE EURODOLLAR LOANS INCLUDED IN THE [CONVERSION] [CONTINUATION] SHALL BE [ONE] [TWO] [THREE] MONTHS.]1





                                      T-NETIX, INC.



                                      By:
                                         ---------------------------------------
                                          Name:
                                          Title:


--------
  (1)  To be included for a proposed Borrowing of Eurodollar Loans.



                                        Exhibit B - Page 2

                                                                     EXHIBIT C-1

                                 REVOLVING NOTE



$8,000,000.00                                                  November 14, 2002


                  FOR VALUE RECEIVED, the undersigned, T-NETIX, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of JPMORGAN CHASE BANK (the "Lender") at the office of the Lender, located at 270 Park Avenue, New York, New York 10017, or as otherwise directed by Lender, in lawful money of the United States of America and in immediately available funds, the lesser of (a) the principal amount of EIGHT MILLION AND NO/100 DOLLARS ($8,000,000.00), and (b) the aggregate unpaid principal amount of the Revolving Loans made by the Lender to the undersigned pursuant to the terms of the hereinafter described Credit Agreement, which sum shall be due and payable on the dates and in the amounts specified in such Credit Agreement.

                  The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time at the applicable rates per annum and on the dates specified in the Credit Agreement until such principal amount is paid in full (both before and after judgment).

                  This Revolving Note is issued pursuant to the Credit Agreement, dated as of November 14, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the banks and other financial institutions and entities from time to time parties thereto and JPMorgan Chase Bank, as Collateral Agent, and is entitled to the benefits thereof, is secured and guaranteed as described therein and is subject to optional and mandatory prepayment in whole or in part as provided therein. All capitalized terms not defined herein shall have the meanings ascribed to them in the Credit Agreement.

                  The holder of this Revolving Note is authorized to endorse on the schedules annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, the date and amount of each Revolving Loan made by the Lender to the Borrower hereunder. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed, but the failure to make any such endorsement, or any error in any such endorsement, shall not affect the obligations of the Borrower in respect of any Revolving Loan.

                  Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Revolving Note shall become automatically, or may be declared to be, immediately due and payable, all as provided in Article VII of the Credit Agreement. The Borrower hereby waives presentment, demand, protest, notice



                              Exhibit C-1 - Page 1
of acceleration, notice of intent to accelerate and any other notices of any kind whatsoever in connection with this Revolving Note.

                  THIS REVOLVING NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                   T-NETIX, INC.


                                   By:
                                      ----------------------------------------
                                           Name:    Thomas E. Larkin
                                           Title:   President



                              Exhibit C-1 - Page 2

                                                                   Schedule A to
                                                                  Revolving Note

                             LOANS, CONVERSIONS AND
                          PAYMENTS OF EURODOLLAR LOANS

                                         Interest      Amount of
                        Amount of        Period and    Eurodollar                 Unpaid
                        ABR Loans        Eurodollar    Loans                      Principal
          Amount of     Converted into   Rate with     Converted     Amount of    Balance of
          Eurodollar    Eurodollar       Respect       into ABR      Principal    Eurodollar   Notation
Date      Loans Made    Loans            Thereto       Loans         Repaid       Loans        Made by
--------- ------------- ---------------- ------------- ------------- ------------ ------------ ----------

--------- ------------- ---------------- ------------- ------------- ------------ ------------ ----------

--------- ------------- ---------------- ------------- ------------- ------------ ------------ ----------

--------- ------------- ---------------- ------------- ------------- ------------ ------------ ----------

--------- ------------- ---------------- ------------- ------------- ------------ ------------ ----------

--------- ------------- ---------------- ------------- ------------- ------------ ------------ ----------

--------- ------------- ---------------- ------------- ------------- ------------ ------------ ----------

--------- ------------- ---------------- ------------- ------------- ------------ ------------ ----------

--------- ------------- ---------------- ------------- ------------- ------------ ------------ ----------

--------- ------------- ---------------- ------------- ------------- ------------ ------------ ----------

--------- ------------- ---------------- ------------- ------------- ------------ ------------ ----------

--------- ------------- ---------------- ------------- ------------- ------------ ------------ ----------

--------- ------------- ---------------- ------------- ------------- ------------ ------------ ----------

--------- ------------- ---------------- ------------- ------------- ------------ ------------ ----------

--------- ------------- ---------------- ------------- ------------- ------------ ------------ ----------

--------- ------------- ---------------- ------------- ------------- ------------ ------------ ----------

--------- ------------- ---------------- ------------- ------------- ------------ ------------ ----------

--------- ------------- ---------------- ------------- ------------- ------------ ------------ ----------

--------- ------------- ---------------- ------------- ------------- ------------ ------------ ----------

--------- ------------- ---------------- ------------- ------------- ------------ ------------ ----------

--------- ------------- ---------------- ------------- ------------- ------------ ------------ ----------


                              Exhibit C-1 - Page 3

                                                                   Schedule B to
                                                                  Revolving Note

                             LOANS, CONVERSIONS AND
                              PAYMENTS OF ABR LOANS

                        Amount of          Amount of ABR
          Amount of     Eurodollar Loans   Loans Converted   Amount of      Unpaid Principal
          ABR  Loan     Converted into     into Eurodollar   Principal      Balance of ABR     Notation
Date      Made          ABR Loans          Loans             Repaid         Loans              Made by
--------- ------------- ------------------ ----------------- -------------- ------------------ ----------

--------- ------------- ------------------ ----------------- -------------- ------------------ ----------

--------- ------------- ------------------ ----------------- -------------- ------------------ ----------

--------- ------------- ------------------ ----------------- -------------- ------------------ ----------

--------- ------------- ------------------ ----------------- -------------- ------------------ ----------

--------- ------------- ------------------ ----------------- -------------- ------------------ ----------

--------- ------------- ------------------ ----------------- -------------- ------------------ ----------

--------- ------------- ------------------ ----------------- -------------- ------------------ ----------

--------- ------------- ------------------ ----------------- -------------- ------------------ ----------

--------- ------------- ------------------ ----------------- -------------- ------------------ ----------

--------- ------------- ------------------ ----------------- -------------- ------------------ ----------

--------- ------------- ------------------ ----------------- -------------- ------------------ ----------

--------- ------------- ------------------ ----------------- -------------- ------------------ ----------

--------- ------------- ------------------ ----------------- -------------- ------------------ ----------

--------- ------------- ------------------ ----------------- -------------- ------------------ ----------

--------- ------------- ------------------ ----------------- -------------- ------------------ ----------

--------- ------------- ------------------ ----------------- -------------- ------------------ ----------

--------- ------------- ------------------ ----------------- -------------- ------------------ ----------

--------- ------------- ------------------ ----------------- -------------- ------------------ ----------

--------- ------------- ------------------ ----------------- -------------- ------------------ ----------

--------- ------------- ------------------ ----------------- -------------- ------------------ ----------


                              Exhibit C-1 - Page 4

                                                                     EXHIBIT C-2

                                    TERM NOTE


$14,000,000.00                                                 November 14, 2002


                  FOR VALUE RECEIVED, the undersigned, T-NETIX, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION (the "Lender") at the office of the Lender, located at 401 Merritt Seven, Suite 23, Norwalk, Connecticut 06856, or as otherwise directed by Lender, in lawful money of the United States of America and in immediately available funds, the principal amount of FOURTEEN MILLION AND NO/100 DOLLARS ($14,000,000.00), which sum shall be due and payable on the dates and in the amounts specified in the hereinafter described Credit Agreement.

                  The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time at the applicable rates per annum and on the dates specified in the Credit Agreement until such principal amount is paid in full (both before and after judgment).

                  This Term Note is issued pursuant to the Credit Agreement dated as of November 14, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the banks and other financial institutions and entities from time to time parties thereto and JPMorgan Chase Bank, as Collateral Agent, and is entitled to the benefits thereof, is secured and guaranteed as provided therein and is subject to optional and mandatory prepayment in whole or in part as provided therein. All capitalized terms not defined herein shall have the meanings ascribed to them in the Credit Agreement.

                  Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Term Note shall become automatically, or may be declared to be, immediately due and payable, all as provided in Article VII of the Credit Agreement. The Borrower hereby waives presentment, demand, protest, notice of acceleration, notice of intent to accelerate and any other notices of any kind whatsoever in connection with this Term Note.


                              Exhibit C-2 - Page 1

                  THIS TERM NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                           T-NETIX, INC.


                                           By:
                                              ----------------------------------
                                                   Name:    Thomas E. Larkin
                                                   Title:   President



                              Exhibit C-2 - Page 2

                                                                       EXHIBIT D

                        FORM OF ASSIGNMENT AND ACCEPTANCE


                  Reference is made to the Credit Agreement dated as of November 14, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among T-NETIX, Inc. (the "Borrower"), the banks and other financial institutions and entities from time to time parties thereto (collectively, the "Lenders") and JPMorgan Chase Bank, as Collateral Agent for the Lenders (in such capacity, the "Collateral Agent"). All capitalized terms not defined herein or on Annex 1 hereto shall have the meaning ascribed to them in such Credit Agreement.

                  The Assignor named on Annex 1 hereto hereby sells and assigns, without recourse, to the Assignee named on Annex 1 hereto, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth on Annex 1 hereto, the interests set forth on Annex 1 hereto (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth below in the Commitment of the Assignor on the Assignment Date and the Term Loans and/or Revolving Loans owing to the Assignor that are outstanding on the Assignment Date and described below, but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.

                  This Assignment and Acceptance is being delivered to the Collateral Agent together with, if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 2.15(e) of the Credit Agreement, duly completed and executed by the Assignee.

                  This Assignment and Acceptance shall be construed in accordance with and governed by the law of the State of New York.




                 [REMAINDER OF PAGE IS INTENTIONALLY LEFT BLANK]


                               Exhibit D - Page 1

The terms set forth herein are hereby agreed to:

                                   [NAME OF ASSIGNOR], as Assignor


                                   By:
                                      ----------------------------------
                                   Name:
                                   Title:


                                   [NAME OF ASSIGNEE], as Assignee


                                   By:
                                      ----------------------------------
                                   Name:
                                   Title:


The undersigned hereby consent to the within assignment (if required pursuant to Section 9.04 of the Credit Agreement):

T-NETIX, Inc.                                     JPMorgan Chase Bank,
                                                  as Collateral Agent,


By:                                               By:
   --------------------------                        ---------------------------
Name:                                             Name:
Title:                                            Title:


                               Exhibit D - Page 2

                                                                         ANNEX 1

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment
("Assignment Date"):




                                                                        Percentage Assigned of
                                                                        Revolving Commitment
                                                                        and/or Term Commitment (set
                                                                        forth, to at least 8 decimals, as
                                        Principal Amount                a percentage of the Facility
                                        Assigned (and identifying       and the aggregate
                                        information as to               Commitments of all Lenders
Facility                                individual Term Loans)          thereunder)
--------------------------------------- ------------------------------- -----------------------------------
Revolving Commitment Assigned:          $                                                               %
--------------------------------------- ------------------------------- -----------------------------------
Term Commitment Assigned                $                                                               %
--------------------------------------- ------------------------------- -----------------------------------
Revolving Loans:
--------------------------------------- ------------------------------- -----------------------------------
Term Loans:
======================================= =============================== ===================================

                               Exhibit D - Page 3

                                   EXHIBIT E-1

                    FORM OF OPINION OF HAYNES AND BOONE, LLP

                                  SEE ATTACHED.




                              Exhibit E-1 - Page 1

                                   EXHIBIT E-2

                      FORM OF OPINION OF REGULATORY COUNSEL

                                  SEE ATTACHED.



                              Exhibit E-2 - Page 1

                                    EXHIBIT F

                          FORM OF COLLATERAL AGREEMENT

                                  SEE ATTACHED.




                               Exhibit F - Page 1

                                                                       EXHIBIT H

                       FORM OF BORROWING BASE CERTIFICATE

                                                      Date: ___________, ____(1)

JPMorgan Chase Bank
   as Collateral Agent
2200 Ross Avenue, 5th Floor,
Dallas, Texas, 75201
Attention of David Nolet
Facsimile No. (214) 965-2884

         Re: Credit Agreement, dated as of November 14, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among T-NETIX, Inc. (the "Borrower"), the Lenders and other financial institutions and entities from time to time parties thereto (collectively, the "Lenders"), and JPMorgan Chase Bank, as Collateral Agent for the Lenders (in such capacity, the "Collateral Agent").

Ladies and Gentlemen:

                  This Borrowing Base Certificate (this "Certificate") is delivered pursuant to Section [4.01(k)][5.01(e)](2) of the Credit Agreement. All capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement.

                  (a) The individual executing this Certificate on behalf of the undersigned is the duly elected, qualified and acting [TITLE] of the Borrower.

                  (b) The undersigned hereby certifies that Annex 1 hereto is a true and accurate calculation of the Borrowing Base as of the end of the calendar month ended ________________, _____(3), determined in accordance with the requirements of the Credit Agreement.

                  (c) Annex 1(a) hereto is a correct description of all Eligible Accounts Receivable from transactions other than Direct Service Transactions as of the end of the calendar month ended ________________, _____, determined in accordance with the requirements of the Credit Agreement.

                  (d) Annex 1(b) hereto is a correct description of all Estimated Eligible Accounts Receivable from transactions other than Direct Service Transactions as of the end of _________________



----------
(1) Initial certificate to be dated November 14, 2002, and all others to be dated as of the last day of the preceding month.

(2) Use 4.01(k) for Closing Date and 5.01(e) for subsequent monthly reports.

(3) Complete with the last day of the preceding month.


                               Exhibit H - Page 1
the calendar month ended ________________, _____, determined in accordance with the requirements of the Credit Agreement.

                  (e) Annex 1(c) hereto is a correct description of all Eligible Accounts Receivable from Direct Service Transactions as of the end of the calendar month ended ________________, _____, determined in accordance with the requirements of the Credit Agreement.

                  (f) Annex 1(d) hereto is a correct description all Eligible Post-Petition Receivables from transactions other than Direct Service as of the end of the calendar month ended ________________, _____, determined in accordance with the requirements of the Credit Agreement.

         EXECUTED AND DELIVERED as of ______________, _____.


                                      T-NETIX, Inc.


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                               Exhibit H - Page 2

                                     ANNEX 1

                                  T-NETIX, INC.

                           BORROWING BASE CERTIFICATE

                                 Calendar Month
                            Ended ____________, _____



BORROWING BASE CALCULATION:

                                                                       Base Calculation              Adjusted Value
                                                                       ----------------              --------------
A.       Eligible Accounts Receivable from transactions other than
         Direct Service Transactions -                                 $______________               $______________
         (from Annex 1(a) attached hereto)                             x 0.85

B.       Estimated Eligible Accounts Receivable from transactions
         other than Direct Service Transactions                        $______________               $______________
         (from Annex 1(b) attached hereto)                             x 0.75

C.       Eligible Accounts Receivable from Direct Service
         Transactions (from Annex 1(c) attached hereto)(4)             $______________               $______________
                                                                       x 0.50

D.       Eligible Post-Petition Receivables from transactions other
         than Direct Service Transactions (from Annex 1(d) attached    $______________               $______________
         hereto)(5)                                                    x 0.50

E.       Borrowing Base (Sum of Adjusted Values of Lines A. plus B.
         plus C plus D.)                                                                             $______________


----------
(4) Note: May be included unless Consolidated Net Income is less than zero in each of two or more consecutive fiscal quarters of the Borrower ending after the Effective Date.

(5) Note: May be included unless Consolidated Net Income is less than zero in each of two or more consecutive fiscal quarters of the Borrower ending after the Effective Date.


                               Exhibit H - Page 3

                                   ANNEX 1(a)
                                  T-NETIX, INC.
         DETAIL OF ELIGIBLE ACCOUNTS RECEIVABLE FROM TRANSACTIONS OTHER
                        THAN DIRECT SERVICE TRANSACTIONS


                             ________________, 20__


(Include a detail and summary of aging reports and Eligible Accounts Receivable from transactions other than Direct Service Transactions)




                               Exhibit H - Page 4

                                   ANNEX 1(b)
                                  T-NETIX, INC.
                DETAIL OF ESTIMATED ELIGIBLE ACCOUNTS RECEIVABLE
                     RECEIVABLE FROM TRANSACTION OTHER THAN
                           DIRECT SERVICE TRANSACTIONS


                             ________________, 20__




  (Include a detail and summary of Estimated Eligible Accounts Receivable from transactions other than Direct Service Transactions)




                               Exhibit H - Page 5

                                   ANNEX 1(c)
                                  T-NETIX, INC
                     DETAIL OF ELIGIBLE ACCOUNTS RECEIVABLE
                        FROM DIRECT SERVICE TRANSACTIONS


                             ________________, 20__

    (Include a summary of aging reports and Eligible Accounts Receivable from
                          Direct Service Transactions)


                               Exhibit H - Page 6

                                   ANNEX 1(d)
                                  T-NETIX, INC.
                  DETAIL OF ELIGIBLE POST-PETITION RECEIVABLES
            FROM TRANSACTIONS OTHER THAN DIRECT SERVICE TRANSACTIONS


                             ________________, 20__

   (Include a detail and summary of aging reports and Eligible Post-Petition
     Receivables from transactions other than Direct Service Transactions)




                               Exhibit H - Page 7

                                    EXHIBIT G

                         FORM OF PERFECTION CERTIFICATE

                                  SEE ATTACHED.



                               Exhibit G - Page 1

                                    EXHIBIT I

                         FORM OF INTERCREDITOR AGREEMENT

                                  SEE ATTACHED.




                               Exhibit I - Page 1

                                  SCHEDULE 2.01

                                   COMMITMENTS


LENDER                                                TERM LOAN COMMITMENT                REVOLVING COMMITMENT
------                                                --------------------                --------------------
JPMorgan Chase Bank                                                    0                          $8,000,000

General Electric Capital Corporation                         $14,000,000                                   0
                                                             -----------

                                                             $14,000,000                          $8,000,000
                                                             ===========                          ==========



                             Schedule 2.01 - Page 1

                                  SCHEDULE 3.03

                             GOVERNMENTAL APPROVALS



                             Schedule 3.03 - Page 1

                                  SCHEDULE 3.04

                      CHANGES IN FINANCIAL CONDITION, ETC.



                             Schedule 3.04 - Page 1

                                  SCHEDULE 3.09

                                      TAXES



                             Schedule 3.09 - Page 1

                                  SCHEDULE 3.12

                                  SUBSIDIARIES



                             Schedule 3.12 - Page 1

                                  SCHEDULE 3.13

                                    INSURANCE



                             Schedule 3.13 - Page 1

                                  SCHEDULE 3.17

                 MATERIAL REGULATORY AUTHORIZATIONS AND PERMITS





                             Schedule 3.17- Page 1

                                  SCHEDULE 3.18

                    SPECIFIED AGREEMENTS AND OTHER DOCUMENTS




                             Schedule 3.18- Page 1

                                  SCHEDULE 3.19

                      AGREEMENTS THAT RESTRICT INDEBTEDNESS




                             Schedule 3.19- Page 1

                                  SCHEDULE 3.23

                               MATERIAL AGREEMENTS





                             Schedule 3.23 - Page 1

                                  SCHEDULE 5.21

                              POST CLOSING MATTERS


POST CLOSING ACTION                                                    DEADLINE
-------------------                                                    --------
1.  Delivery of shares of Speech Works International, Inc.             November 22, 2002
    listed in Schedule 2 of the Collateral Agreement.

2.  Delivery of landlord waivers for all locations listed in           December 13, 2002
    Schedule 6 of the Collateral Agreement (other than the
    correctional facilities listed on the attachment thereto).

3.  Filing of information with U.S. Patent & Trademark Office          December 13, 2002
    necessary to reflect change in ownership of trademark
    "Contain" from Cell-Tel Monitoring, Inc. to T-NETIX
    Monitoring Corporation.

4.  Provide evidence to Lenders that all governmental approvals        December 30,
    2002 listed in Schedule 3.03 have been obtained for the
    Transactions.

5.  Closing of deposit accounts with Washington Mutual                 January 13, 2003
    and Comerica Bank listed in Schedule 4 of the Collateral
    Agreement.



                             Schedule 5.21 - Page 1

                                  SCHEDULE 6.03

                                      LIENS





                             Schedule 6.03 - Page 1

                                SCHEDULE 6.05(b)

                              EXISTING INVESTMENTS




                           Schedule 6.05(b) - Page 1

                                SCHEDULE 6.05(g)

                        DESCRIPTION OF REVCOM ACQUISITION




                           Schedule 6.05(g) - Page 1

                                  SCHEDULE 6.10

                        PERMITTED AFFILIATE TRANSACTIONS




                             Schedule 6.10 - Page 1

                                  SCHEDULE 6.11

                             RESTRICTIVE AGREEMENTS




                             Schedule 6.11 - Page 1

                                  SCHEDULE 9.01

                               LENDER INFORMATION



Lender Name                JPMorgan Chase Bank

(1) All payments on account of Obligations held by such Lender shall be by wire transfer of immediately available funds for credit to:

                           JPMorgan Chase Bank

                           Dallas, Texas

                           ABA No.:  113000609

                           Account Reference:  00100381673

                           Ffc: 4008 008048076

(2)      Address for all notices relating to payments:

                           JPMorgan Chase Bank
                           Technology Banking
                           2200 Ross Avenue, 5th Floor,
                           Dallas, Texas, 75201
                           Attention:  David Nolet
                           Facsimile:  (214) 965-2884

(3)      Address for all other communications and notices:

                           JPMorgan Chase Bank
                           Technology Banking
                           2200 Ross Avenue, 5th Floor,
                           Dallas, Texas, 75201
                           Attention:  David Nolet
                           Facsimile:  (214) 965-2884

(4)      Federal Tax Identification Number:  841037352



                             Schedule 9.01 - Page 1

  Lender Name              General Electric Capital Corporation

(1) All payments on account of Obligations held by such Lender shall be by wire transfer of immediately available funds for credit to:

                           Deutsche Bank

                           New York, New York

                           ABA No.:  021-001-033

                           Reference:  T-NETIX

                           Account # 50270797

(2)      Address for all notices relating to payments:

                           401 Merritt 7, Second Floor
                           Norwalk, CT 06856
                           Attention:  Account Manager:  T-NETIX
                           Facsimile: (203) 229-1955

(3)      Address for all other communications and notices:

                           401 Merritt 7, Second Floor
                           Norwalk, CT 06856
                           Attention:  Account Manager:  T-NETIX
                           Facsimile: (203) 229-1955

(4)      Federal Tax Identification Number:  13-1500700



                             Schedule 9.01 - Page 2